CONFIDENTIAL TREATMENT REQUESTED

CERTAIN PORTIONS INDICATED BY [redacted] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED NON-PUBLIC PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

LOAN AND SECURITY AGREEMENT

ORIGINAL

THIS LOAN AND SECURITY AGREEMENT NO. 5021 (this "*Agreement*") is entered into as of February 8, 2006, by and between LIGHTHOUSE CAPITAL PARTNERS V, L.P. ("*Lender*") and EYETEL IMAGING, INC., a Delaware corporation ("*Borrower*") and sets forth the terms and conditions upon which Lender will lend and Borrower will repay money. In consideration of the mutual covenants herein contained, the parties agree as follows:

1. DEFINITIONS AND CONSTRUCTION

1.1 **Definitions.** Initially capitalized terms used and not otherwise defined herein are defined in the California Uniform Commercial Code ("*UCC*").

"*ACH*" means the Automated Clearing House electronic funds transfer system.

"*Advance*" means a Loan advanced by Lender to Borrower hereunder.

"*Borrower's Books*" means all of Borrower's books and records, including records concerning Collateral, Borrower's assets, liabilities, business operations or financial condition, on any media, and the equipment containing such information.

"*Collateral*" means: (i) all property in which Lender now has or hereafter obtains a security interest or which is listed on any UCC-1 naming Borrower as Debtor in any capacity and Lender or an affiliate of Lender as Secured Party including ***Exhibit A*** attached hereto; and (ii) all products and proceeds of the foregoing, including proceeds of insurance and proceeds of proceeds.

"*Commitment*" means $4,000,000; a minimum of $2,000,000 of which shall be funded at the closing of this Agreement.

"*Commitment Fee*" means $10,000.

"*Commitment Termination Date*" means the earliest to occur of (i) August 1, 2006; (ii) at Lender's option, any Default or Event of Default, or (iii) in Lender's sole judgment, any adverse change in the management or composition of Borrower's Board of Directors after the date hereof.

"*Control Agreement*" means an agreement substantially in the form of ***Exhibit I*** or otherwise acceptable to Lender.

"*Default*" means any event that with the passing of time or the giving of notice or both would become an Event of Default.

"*Default Rate*" means the lesser of 18% per annum or the highest rate permitted by applicable law.

"*Disclosure Schedule*" means the schedule attached as ***Schedule 1*** hereto.

"*Event of Default*" is defined in **Section 8.**

"*Funding Date*" means any date on which an Advance is made to or on account of Borrower hereunder.

"*Indebtedness*" means (i) all indebtedness for borrowed money or the deferred purchase of property or services, (ii) all obligations evidenced by notes, bonds, debentures or similar instruments, (iii) all capital lease obligations, and (iv) all contingent obligations, including guaranties and obligations of reimbursement or respecting letters of credit.

"*Incumbency Certificate*" means the document in the form of ***Exhibit E.***

"*Lender's Expenses*" means all reasonable costs or expenses (including reasonable attorneys' fees and expenses) incurred in connection with the preparation, negotiation, modification, administration, or enforcement of the Loan or Loan Documents, or the exercise or preservation of any rights or remedies by Lender, whether or not suit is brought; *provided, however,* that Lender's Expenses for the preparation and negotiation of the initial set of Loan Documents shall not exceed $10,000. Lender will apply deposits received before the date hereof, if any, towards Lender's Expenses.

"*Lien*" means any lien, security interest, pledge, bailment, lease, mortgage, hypothecation, conditional sales and title retention agreement, charge, claim, or other encumbrance.

"*Loan*" means all of the Advances, however evidenced, and all other amounts due or to become due hereunder.

"*Loan Commencement Date*" means January 1, 2007.

"*Loan Documents*" means, collectively, this Agreement, the Warrant, the Notes and all other documents, instruments and agreements entered into between Borrower and Lender in connection with the Loan, all as amended or extended from time to time.

"*Negative Pledge Agreement*" means an agreement in the form of ***Exhibit H***.

"*Note*" means a Secured Promissory Note in the form of ***Exhibit B***.

"*Notice of Borrowing*" means the form attached as ***Exhibit D***.

"*Obligations*" means all Loans, debt, principal, interest, fees, charges, Lender's Expenses and other amounts, obligations, covenants, and duties owing by Borrower to Lender of any kind or description (whether pursuant to the Loan Documents or otherwise (with the exception of the Warrant), and whether or not for the payment of money), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including any of the same obtained by Lender by assignment or otherwise, and all amounts Borrower is required to pay or reimburse by the Loan Documents, by law, or otherwise.

"*Permitted Indebtedness*" means: **(i)** the Loan; **(ii)** unsecured trade debt incurred in the ordinary course of Borrower's business; **(iii)** Indebtedness secured by clause (ii) of Permitted Liens; and **(iv)** Indebtedness secured by a Lien described in clause (v) of the defined term "Permitted Liens", *provided* such Indebtedness does not exceed the lesser of the cost or fair market value of the equipment financed with such Indebtedness and is on commercially reasonable terms; **(v)** Indebtedness which is subordinated to the Loan in both security and right of payment on terms reasonably satisfactory to Lender; **(vi)** capital lease obligations; **(vii)** other unsecured Indebtedness incurred in connection with bridge financings; and **(viii)** extensions, renewals, refundings, refinancings, modifications, amendments and restatements of any of the foregoing *provided* the principal amount of the Indebtedness may not increase or be on terms more burdensome to Borrower.

"*Permitted Liens*" means: **(i)** Liens in favor of Lender; **(ii)** Liens disclosed in the Disclosure Schedule; **(iii)** Liens for taxes, fees, assessments or other governmental charges or levies not delinquent or being contested in good faith by appropriate proceedings, that do not jeopardize Lender's interest in any Collateral; **(iv)** Liens to secure payment of worker's compensation, employment insurance, old age pensions or other social security obligations of Borrower on which Borrower is current and are in the ordinary course of its business; provided none of the same diminish or impair Lender's rights and remedies respecting the Collateral and **(v)** Liens upon or in any equipment (including any accessions, attachments, replacements, improvements or proceeds thereto) acquired or held by Borrower to secure the purchase price of such equipment or Indebtedness incurred solely for the purposes of financing such equipment, in an amount not to exceed $500,000; **(vi)** Liens in respect to Indebtedness described in clause (v) of the definition of "Permitted Indebtedness" which are subordinated to the Lender's Liens on terms reasonably satisfactory to Lender; and **(vii)** Liens incurred in the extension, renewal or refinancing of the Indebtedness secured by Liens described in (i) through (iii), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness may not increase or be on terms more burdensome to Borrower.

"*Regulated Substance*" means any substance, material or waste the use, generation, handling, storage, treatment or disposal of which is regulated by any local or state government authority, including any of the same designated by any authority as hazardous, genetic, cloning, fetal, or embryonic.

"*Responsible Officer*" means each person as authorized by the board of directors of Borrower as set forth on the Incumbency Certificate.

"*Term*" means the period from and after the date hereof until the full, final and indefeasible payment and performance of all Obligations.

"*Warrant*" means the Warrant in favor of Lender and its affiliates to purchase securities of Borrower substantially in the form of ***Exhibit C***.

1.2 Interpretation. References to "Articles," "Sections," "Exhibits," and "Schedules" are to articles, sections, exhibits and schedules herein and hereto unless otherwise indicated. "Hereof," "herein" and "hereunder" refer to this Agreement as a whole. "Including" is not limiting. All accounting and financial computations shall be computed in accordance with generally accepted accounting principles consistently applied ("*GAAP*"). "Or" is not necessarily exclusive. All interest computation shall be based on a 360-day year and actual days elapsed.

2. THE LOANS

2.1 Commitment. Subject to the terms hereof, Lender will make Advances to Borrower up to the principal amount of the Commitment, on or before the Commitment Termination Date. Notwithstanding anything in the Loan Documents to the contrary, Lender's obligation to make any Advances or to lend the undisbursed portion of the Commitment shall terminate on the Commitment Termination Date. Repaid principal of the Advances may not be re-borrowed.

2.2 The Advances. A Note setting forth the specific terms of repayment will evidence each Advance. No Advance will be made for less than $500,000, unless less than $500,000 remains available under the Commitment for borrowing. Absence of a Note evidencing any portion of the Loan shall not impair Borrower's obligation to repay it to Lender.

2.3 Terms of Payment, Repayment.

(a) Repayment. Borrower shall repay the principal and pay interest on each Advance on the terms set forth in the applicable Note. Amounts not paid when due hereunder or under the Note shall bear interest at the Default Rate. If a court of competent jurisdiction determines that Lender has received payments that, if interest, would exceed the maximum lawfully permitted, Lender will instead apply such money to fees and expenses and then to early prepayment of principal.

(b) ACH. All payments due to Lender must be, at Lender's option, paid to Lender in cash or through ACH. Borrower shall execute and deliver the ACH Authorization Form substantially in the form of ***Exhibit G***. If the ACH payment arrangement is terminated for any reason, Borrower shall make all payments due to Lender at Lender's address specified in **Section 11**.

(c) Default Rate. While an Event of Default has occurred and is continuing, interest on the Loan shall be increased to the Default Rate. Lender's failure to charge or accrue interest at the Default Rate during the existence of a Default shall not be deemed a waiver by Lender of its right or claim thereto.

(d) Date. Whenever any payment due under the Loan Documents is due on a day other than a business day, such payment shall be made on the next succeeding business day, and such extension of time shall be included in the computation of interest or fees, as the case may be.

2.4 Fees. Borrower shall pay to Lender the following:

(a) Commitment Fee. The Commitment Fee, which has been previously paid by Borrower, and shall be applied by Lender to Lender's Expenses and other Obligations;

(b) Late Fee. On demand, a late charge on any sums due hereunder that are not paid when due, in an amount equal to 2% of the past due amount, payable on demand.

(c) Lender's Expenses. Promptly upon request, all Lender's Expenses. Lender's Expenses not paid when due shall bear interest as principal at the Default Rate.

3. CONDITIONS OF ADVANCES; PROCEDURE FOR REQUESTING ADVANCES

3.1 Conditions Precedent to any and all Advances. The obligation of Lender to make any Advances is subject to each and every of the following conditions precedent in form and substance satisfactory to Lender in its sole discretion: **(i)** this Agreement, a Note evidencing the Advance, the Warrant, and all other UCC financing statements, and other documents required or as specified herein have been duly authorized, executed and delivered; **(ii)** no Default or Event of Default has occurred and is continuing; **(iii)** delivery of a Notice of Borrowing with respect to the proposed Advance; **(iv)** Lender's security interests in the Collateral are valid and first priority, except for Permitted Liens; and **(v)** all such other items as Lender may reasonably deem necessary or appropriate have been delivered or satisfied. The extension of an Advance prior to the receipt by Lender of any of the foregoing shall not constitute a waiver by Lender of Borrower's obligation to deliver such item.

3.2 Procedure for Making Advances. For any Advance, Borrower shall provide Lender an irrevocable Notice of Borrowing at least 7 business days prior to the desired Funding Date and Lender shall only be required to make Advances hereunder based upon written requests which comply with the terms and exhibits of this Loan Agreement (as the same may be amended from time to time), and which are submitted and signed by a Responsible Officer. Borrower shall execute and deliver to Lender a Note and such other documents and instruments as Lender may reasonably require for each Advance made.

4. CREATION OF SECURITY INTEREST

4.1 Grant of Security Interest. Borrower grants to Lender a valid, first priority (with the exception of Liens on Collateral subject to Permitted Liens that by operation of applicable statute are of a higher priority than that held by Lender), continuing security interest in all present and future Collateral in order to secure prompt, full, faithful and timely payment and performance of all Obligations.

4.2 Inspections. Lender shall have the right upon reasonable prior notice to inspect Borrower's Books, including computer files, and to make copies, and to test, inspect and appraise the Collateral, in order to verify any matter relating to Borrower or the Collateral; *provided* that such inspections shall not occur more than twice per calendar year unless an Event of Default shall have occurred and be continuing.

4.3 Authorization to File Financing Statements. Borrower irrevocably authorizes Lender at any time and from time to time to file in any jurisdiction any financing statements and amendments that: **(i)** name Collateral as collateral thereunder, regardless of whether any particular Collateral falls within the scope of the UCC; **(ii)** contain any other information required by the UCC for sufficiency or filing office acceptance, including organization identification numbers; and **(iii)** contain such language as Lender determines helpful in protecting or preserving rights against third parties. Borrower ratifies any such filings made prior to the date hereof.

5. REPRESENTATIONS AND WARRANTIES

Borrower represents, warrants and covenants as follows:

5.1 Due Organization and Qualification. Borrower is a corporation duly formed, existing and in good standing under the laws of its state of incorporation and qualified and licensed to do business in, and is in good standing in, any state in which the conduct of its business or its ownership of property requires that it be so qualified or in which the Collateral is located.

5.2 Authority. Borrower has all corporate power and authority, and has taken all actions, and has obtained all third party consents necessary to execute, deliver, and perform the Loan Documents.

5.3 Disclosure Schedule. All information on the Disclosure Schedule is true, correct and complete in all material respects.

5.4 Authorization; Enforceability. The execution and delivery hereof, the granting of the security interest in the Collateral, the incurring of the Obligations, the execution and delivery of all Loan Documents and the consummation of the transactions herein and therein contemplated have been duly authorized by all necessary action by Borrower. The Loan Documents constitute legal, valid and binding obligations of Borrower, enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy or similar laws relating to enforcement of creditors' rights generally.

5.5 Name and Location. Borrower has not done business under any name other than that specified on the signature page hereof or as set forth on the Disclosure Schedule. The chief executive office, principal place of business, and the place where Borrower maintains its records concerning the Collateral is set forth in **Section 11**. The Collateral is presently located at the address(es) set forth in **Section 11** and on the Disclosure Schedule.

5.6 Litigation. All actions or proceedings pending or threatened by or against Borrower before any court or administrative agency are set forth on the Disclosure Schedule.

5.7 Financial Statements. All financial statements fairly represent the financial condition of the Borrower; *provided* that Lender acknowledges that forecasts and projections are not statements of fact and that actual results may vary. All statements respecting Collateral that have been or may hereafter be delivered by Borrower to Lender are true, complete and correct in all material respects for the periods indicated.

5.8 Solvency. Borrower is solvent and able to pay its debts (including trade debts) as they come due.

5.9 Taxes. Borrower has filed and will file all required tax returns, and has paid and will pay all taxes it owes other than where the failure to comply would not reasonably be expected to have an adverse effect on Borrower and other than taxes being disputed in good faith and for which adequate reserves are maintained.

5.10 Rights; Title to Assets. Borrower possesses and owns all necessary assets, rights, trademarks, trade names, copyrights, patents, patent rights, franchises and licenses which it needs to conduct its business as now operated or proposed to be operated. Borrower has good title to its assets, free and clear of any Liens, except for Permitted Liens.

5.11 Full Disclosure. No written representation, warranty or other statement made by Borrower in any Loan Document, certificate or statement furnished to Lender contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading.

5.12 Regulated Substances. Borrower complies and will comply in all material respects with all laws respecting Regulated Substances.

5.13 Reaffirmation. Each Notice of Borrowing will constitute **(i)** a warranty and representation in favor of Lender that there does not exist any Default and **(ii)** a reaffirmation as of the date thereof that all of the representations and warranties contained in this Agreement and the Loan Documents remain true in all material respects.

6. AFFIRMATIVE COVENANTS

Borrower covenants and agrees that it shall do all of the following:

6.1 Good Standing and Compliance. Borrower shall maintain all governmental licenses, rights and agreements necessary for its operations or business and comply in all material respects with all statutes, laws, ordinances and government rules and regulations to which it is subject.

6.2 Financial Statements, Reports, Certificates. Borrower shall deliver to Lender: **(i)** as soon as prepared, and no later than 30 days after the end of each calendar month, a balance sheet, income statement and cash flow statement covering Borrower's operations during such period; **(ii)** as soon as prepared, but no later than 150 days after the end of the fiscal year, audited financial statements prepared in accordance with GAAP, together with an opinion that such financial statements fairly present Borrower's financial condition by an independent public accounting firm reasonably acceptable to Lender; **(iii)** immediately upon notice thereof, a report of any legal or administrative action pending or threatened against Borrower which is likely to result in liability to Borrower in excess of $50,000; and **(iv)** such other financial information as Lender may reasonably request from time to time. Financial statements delivered pursuant to subsections (i) and (ii) above shall be accompanied by a certificate signed by a Responsible Officer (each an "*Officer's Certificate*") in the form of ***Exhibit F.***

6.3 Notice of Defaults. Upon any Default or Event of Default, deliver an Officer's Certificate setting forth the facts relating to or giving rise thereto, and the Borrower's proposed action with respect thereto.

6.4 Use; Maintenance. Borrower, at its expense, shall **(i)** maintain the Collateral in good condition, reasonable wear and tear excepted, and will comply in all material respects with all laws, rules and regulations regarding use and operation of the Collateral and **(ii)** repair or replace any lost or damaged Collateral.

6.5 Insurance. Borrower, at its own expense, shall maintain insurance in amounts and coverages reasonably satisfactory to Lender. Each insurance policy shall: **(i)** name Lender loss payee or additional insured, as appropriate, **(ii)** provide for insurer's waiver of its right of subrogation against Lender and Borrower, **(iii)** provide that such insurance shall not be invalidated by any action of, or breach of warranty by, Borrower and waive set-off, counterclaim or offset against Lender, **(iv)** be primary without a right of contribution of Lender's insurance, if any, or any obligation on the part of Lender to pay premiums of Borrower, and **(v)** require the insurer to give Lender at least 30 days prior written notice of cancellation. Borrower shall furnish all certificates of insurance required by Lender.

6.6 Loss Proceeds. So long as no Event of Default has occurred and is continuing, any proceeds of insurance on or condemnation of Collateral shall, at Borrower's election and so long as Lender's security interest in such proceeds remains first priority (with the exception of Liens on Collateral subject to Permitted Liens that by operation of applicable statute are of a higher priority than that held by Lender), be used either to repair or replace such Collateral or otherwise applied to the purchase or acquisition of property useful to Borrower's business.

6.7 Further Assurances. At any time and from time to time, Borrower shall execute and deliver such further instruments and take such further action as Lender may reasonably request to effect the intent and purposes hereof, to perfect and continue perfected and of first priority (with the exception of Liens on Collateral subject to Permitted Liens that by operation of applicable statute are of a higher priority than that held by Lender) Lender's security interests in the Collateral, and to effect and maintain ACH payment arrangements.

7. NEGATIVE COVENANTS

Borrower will not do any of the following:

7.1 Location of Collateral. Change its chief executive office or principal place of business or remove, except in the ordinary course of Borrower's business, the Collateral or Borrower's Books from the premises listed in **Section 11** without giving 15 days prior written notice to Lender.

7.2 Extraordinary Transactions. Enter into any transaction not in the ordinary course of Borrower's business, including the sale, lease, license or other disposition of its assets, other than **(i)** sales of inventory in the ordinary course of Borrower's business; **(ii)** licenses of Borrower's intellectual property assets entered into in the ordinary course of business; and **(iii)** sales of obsolete or worn-out equipment in an amount not to exceed $100,000 in any fiscal year.

7.3 Restructure. Make any material change in Borrower's financial structure or business operations (other than through the sale of preferred stock to equity investors and the incurrence of Permitted Indebtedness); or suspend operation of Borrower's business.

7.4 Liens. Create, incur, assume or suffer to exist any Lien of any kind with respect to any of its property, whether now owned or hereafter acquired, except for Permitted Liens.

7.5 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, other than Permitted Indebtedness.

7.6 Distributions. Pay any dividends or distributions, or redeem or purchase, any capital stock, except for the declaration and payment of dividends payable solely in stock, and the repurchases of capital stock from departing employees or directors, under repurchase agreements approved by the Borrower's Board of Directors.

7.7 Transactions with Affiliates. Directly or indirectly enter into any transaction with any affiliate which is on terms less favorable to Borrower than would be obtained in an arm's length transaction with a non-affiliated entity; *provided*, any such transaction shall not be a breach of this **Section 7.7** if approved by a majority of the disinterested directors on Borrower's Board of Directors.

7.8 Compliance. **(i)** Become an "investment company" under the Investment Company Act of 1940 or extend credit to purchase or carry margin stock; **(ii)** fail to meet the minimum funding requirements of ERISA; **(iii)** permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; **(iv)** fail to comply with the Federal Fair Labor Standards Act; or **(v)** violate any other material law or material regulation.

7.9 UCC Effectiveness. Change its name, jurisdiction of organization, or take any other action that could render Lender's financing statements misleading under the UCC, without giving Lender 30 days advance written notice.

7.10 Deposit and Securities Accounts. Maintain any deposit accounts or accounts holding securities owned by Borrower except accounts in which Lender has obtained a perfected first priority security interest. Notwithstanding the foregoing, Lender shall not have a perfected security interest in Borrower's accounts with Bank of America listed on the Disclosure Schedule, *provided, however*, Borrower shall open new account(s) with an institution and deliver executed Control Agreements to perfect Lender's security interest in such accounts and a new ACH Authorization Form within 15 days from the date of this Agreement. Borrower further agrees **(A)** that its operating account #003936614169 at Bank of America shall **(i)** not contain in excess of $250,000 at any time and **(ii)** Borrower shall close such account within 90 days from the date hereof; **(B)** Borrower shall closes its savings account #003936614868 at Bank of America within 15 days from the date hereof and provide Lender evidence of the closure of such account and transfer all cash in such account to the new account(s) referenced above; and **(C)** that its lockbox account #003923040076 at Bank of America shall **(i)** not contain in excess of $20,000 at any time and **(ii)** Borrower shall close such account within 120 days from the date hereof.

8. EVENTS OF DEFAULT

Any one or more of the following shall constitute an Event of Default by Borrower hereunder:

8.1 Payment. Borrower fails to pay when due and payable in accordance with the Loan Documents any portion of the Obligations, or cancels an ACH payment or transfer Lender has initiated in conformity with the terms hereof *provided, however*, that an Event of Default shall not occur on account of a failure to pay due solely to an administrative or operational error if Borrower had the funds to make the payment when due and makes the payment the business day following Borrower's knowledge of such failure to pay.

8.2 Certain Covenant Defaults. Borrower fails to perform any obligation under **Section 6.5** or **6.6**, or violates any of the covenants contained in **Section 7**.

8.3 Other Covenant Defaults. Borrower fails or neglects to perform, keep, or observe any other term, provision, condition, covenant, or agreement contained in this Agreement, in any of the other Loan Documents, or in any other present or future agreement between Borrower and Lender and has failed to cure such failure within 15 days after its occurrence.

8.4 Attachment. Any material portion of Borrower's assets is attached, seized, subjected to a government levy, lien, writ or distress warrant, or comes into the possession of any trustee or receiver and the same is not returned, removed, waived, stayed, discharged or rescinded within 10 days.

8.5 Other Agreements. There is a default in any agreement to which Borrower is a party resulting in a right by a third party, whether or not exercised, to accelerate the maturity of any Indebtedness, in an amount greater than $100,000.

8.6 Judgments. One or more judgments for an aggregate of at least $100,000 is rendered against Borrower and remains unsatisfied and unstayed for more than 30 days.

8.7 Injunction. Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct any material part of its business affairs, or if a judgment or other claim becomes a Lien upon any material portion of Borrower's assets.

8.8 Misrepresentation. Any representation, statement, or report made to Lender by Borrower was false or misleading when made in any material respect.

8.9 Enforceability. Lender's ability to enforce its rights against Borrower or any Collateral is impaired in any material respect, or Borrower asserts that any Loan Document is not a legal, valid and binding obligation of Borrower enforceable in accordance with its terms.

8.10 Involuntary Bankruptcy. An involuntary bankruptcy case remains undismissed or unstayed for 60 days or, if earlier, an order granting the relief sought is entered.

8.11 Voluntary Bankruptcy or Insolvency. Borrower commences a voluntary case under applicable bankruptcy or insolvency law, consents to the entry of an order for relief in an involuntary case under any such law, or consents or is subject to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian or other similar official of Borrower or any substantial part of its property, or makes an assignment for the benefit of creditors, or fails generally or admits in writing to its inability to pay its debts as they become due, or takes any corporate action in furtherance of any of the foregoing.

8.12 Merger, Sale or Change of Control. The occurrence of **(i)** a merger of Borrower with another entity (whether or not the Borrower is the "surviving entity") whereby the shareholders of Borrower immediately prior to such merger own less than 50% of the outstanding voting securities of Borrower immediately after such merger; **(ii)** the sale (in one or a series of related transactions) of all or substantially all of Borrower's assets; or **(iii)** any transaction (or series of related transactions) other than a transaction that is a bona fide equity financing with the primary purpose of raising capital for Borrower, whereby the shareholders of Borrower immediately prior to such transaction(s) own less than 50% of the outstanding voting securities of Borrower immediately after such transaction(s), and such acquirer or resulting entity (including, Borrower, if Borrower is the resulting or surviving entity) fails to either: **(a)** pay off the Obligations in cash at the closing of the acquisition, merger or sale or **(b)** provide an unconditional, unlimited guaranty or reaffirmation of the Obligations in form and substance satisfactory to Lender and is of a credit quality acceptable to Lender.

9. LENDER'S RIGHTS AND REMEDIES

9.1 Rights and Remedies. Upon the occurrence and continuance of any Event of Default, Lender may, at its election, without notice of election and without demand, do any one or more of the following, all of which are authorized by Borrower: **(i)** accelerate and declare the Loan and all Obligations immediately due and payable; **(ii)** make such payments and do such acts as Lender considers necessary or reasonable to protect its security interest in the Collateral, with such amounts becoming Obligations bearing interest at the Default Rate; **(iii)** exercise any and all other rights and remedies available under the UCC or otherwise; **(iv)** require Borrower to assemble the Collateral at such places as Lender may designate; **(v)** enter premises where any Collateral is located, take, maintain possession of, or render unusable the Collateral or any part of it; **(vi)** without notice to Borrower, set off and recoup against any portion of the Obligations; **(vii)** ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral, in connection with which Borrower hereby grants Lender a license to use without charge Borrower's premises, labels, name, trademarks, and other property necessary to complete, advertise, and sell any Collateral; and **(viii)** sell the Collateral at one or more public or private sales.

9.2 Power of Attorney in Respect of the Collateral. Borrower hereby irrevocably appoints Lender (which appointment is coupled with an interest) its true and lawful attorney in fact with full power of substitution, for it and in its name to, upon the occurrence and during the continuance of an Event of Default: **(i)** ask, demand, collect, receive, sue for, compound and give

acquittance for any and all Collateral with full power to settle, adjust or compromise any claim, **(ii)** receive payment of and endorse the name of Borrower on any items of Collateral, **(iii)** make all demands, consents and waivers, or take any other action with respect to, the Collateral, **(iv)** file any claim or take any other action, in Lender's or Borrower's name, which Lender may reasonably deem appropriate to protect its rights in the Collateral, or **(v)** otherwise act with respect to the Collateral as though Lender were its outright owner. Lender will not send a notice of exclusive control pursuant to applicable Control Agreement unless and until an Event of Default has occurred and is continuing.

9.3 Charges. If Borrower fails to pay any amounts required hereunder to be paid by Borrower to any third party, Lender may at its option pay any part thereof and any amounts so paid including Lender's Expenses incurred shall become Obligations, immediately due and payable, bearing interest at the Default Rate, and secured by the Collateral. Any such payments by Lender shall not constitute an agreement to make similar payments or a waiver of any Event of Default.

9.4 Remedies Cumulative. Lender's rights and remedies under the Loan Documents and all other agreements with Borrower shall be cumulative. Lender shall have all other rights and remedies as provided under the UCC, by law, or in equity. No exercise by Lender of one right or remedy shall be deemed an election, and no waiver by Lender of any Event of Default shall be deemed a continuing waiver. No delay by Lender shall constitute a waiver, election, or acquiescence.

9.5 Application of Collateral Proceeds. Lender will apply proceeds of sale, to the extent actually received in cash, in the manner and order it determines in its sole discretion, and as prescribed by applicable law.

10. WAIVERS; INDEMNIFICATION

10.1 Waivers. Without limiting the generality of the other waivers made by Borrower herein, to the maximum extent permitted under applicable law, Borrower hereby irrevocably waives all of the following: **(i)** any right to assert *against Lender* as a defense, counterclaim, set-off or crossclaim, any defense (legal or equitable), set-off, counterclaim, crossclaim and/or other claim (a) which Borrower may now or at any time hereafter have against any party liable to Lender in any way or manner, or (b) arising directly or indirectly from the present or future lack of perfection, sufficiency, validity and/or enforceability of any Loan Document, or any security interest; **(ii)** presentment, demand and notice of presentment, dishonor, notice of intent to accelerate, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all accounts, documents, instruments, chattel paper and guaranties at any time held by Lender on which Borrower may in any way be liable and hereby ratifies and confirms whatever Lender may do in this regard; **(iii)** the benefit of all marshalling, valuation, appraisal and exemption laws; **(iv)** the right, if any, to require Lender to (a) proceed against any person liable for any of the Obligations as a condition to or before proceeding hereunder; or (b) foreclose upon, sell or otherwise realize upon or collect or apply any other property, real or personal, securing any of the Obligations, as a condition to, or before proceeding hereunder; **(v)** any demand for possession before the commencement of any suit or action to recover possession of Collateral; and **(vi)** any requirement that Lender retain possession and not dispose of Collateral until after trial or final judgment.

10.2 Lender's Liability for Collateral. Lender shall not in any way or manner be liable or responsible for: **(i)** the safekeeping of any Collateral; **(ii)** any loss or damage thereto occurring or arising in any manner or fashion from any cause; **(iii)** any diminution in the value thereof; or **(iv)** any act or default of any carrier, warehouseman, bailee, forwarding agency, or other person or entity whomsoever. All risk of loss, damage or destruction of the Collateral shall be borne by Borrower. Lender will have no responsibility for taking any steps to preserve rights against any parties respecting any Collateral. Lender's powers hereunder are conferred solely to protect its interest in the Collateral and do not impose any duty to exercise any such powers. None of Lender or any of its officers, directors, employees, agents or counsel will be liable for any action lawfully taken or omitted to be taken hereunder or in connection herewith (excepting gross negligence or willful misconduct), nor under any circumstances have any liability to Borrower for lost profits or other special, indirect, punitive, or consequential damages. Lender retains any documents delivered by Borrower only for its purposes and for such period as Lender, at its sole discretion, may determine necessary, after which time Lender may destroy such records without notice to or consent from Borrower.

10.3 Indemnification. Borrower shall, on an after tax basis, defend, indemnify, and hold Lender and each of its officers, directors, employees, counsel, partners, agents and attorneys-in-fact (each, an "*Indemnified Person*") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including Lender's Expenses and reasonable attorney's fees and the allocated cost of in-house counsel) of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and any other Loan Documents, or the transactions contemplated hereby and thereby, with respect to noncompliance with laws or regulations respecting Regulated Substances, government secrecy or technology export, or any Lien not created by Lender or right of another against any Collateral, even if the Collateral is foreclosed upon or sold pursuant hereto, and with respect to any investigation, litigation or proceeding before any agency, court or other governmental authority relating to this Agreement or the Advances or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "*Indemnified Liabilities*"); *provided,* that

Borrower shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of an Indemnified Person. The obligations in this Section shall survive the Term. At the election of any Indemnified Person, Borrower shall defend such Indemnified Person using legal counsel satisfactory to such Indemnified Person, at the sole cost and expense of Borrower. All amounts owing under this Section shall be paid within 30 days after written demand.

11. NOTICES

All notices shall be in writing and personally delivered or sent by certified mail, postage prepaid, return receipt requested, or by confirmed facsimile, at the respective addresses set forth below:

If to Borrower:

EyeTel Imaging, Inc.
9130 Guilford Road
Columbia, Maryland 21046-2581
Attention: Chief Financial Officer
FAX: (301) 483-6168

If to Lender:

Lighthouse Capital Partners V, LP
500 Drake's Landing Road
Greenbrae, California 94904
Attention: Contract Administrator
FAX: (415) 925-3387

12. GENERAL PROVISIONS

12.1 Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties' respective successors and permitted assigns. Borrower may not assign any rights hereunder without Lender's prior written consent, which consent may be granted or withheld in Lender's sole discretion. Lender shall have the right without the consent of or notice to Borrower to sell, transfer, negotiate, or grant participations in all or any part of any Loan Document.

12.2 Time of Essence. Time is of the essence for the performance of all Obligations.

12.3 Severability of Provisions. Each provision hereof shall be severable from every other provision in determining its legal enforceability.

12.4 Entire Agreement. This Agreement and each of the other Loan Documents dated as of the date hereof, taken together, constitute and contain the entire agreement between Borrower and Lender with respect to their subject matter and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral. This Agreement is the result of negotiations between and has been reviewed by the Borrower and Lender as of the date hereof and their respective counsel; *accordingly,* this Agreement shall be deemed to be the product of the parties hereto, and no ambiguity shall be construed in favor of or against Borrower or Lender. This Agreement may only be modified with the written consent of Lender. Any waiver or consent with respect to any provision of the Loan Documents shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Borrower in any one case shall entitle Borrower to any other or further notice or demand in similar or other circumstances.

12.5 Reliance by Lender. All covenants, agreements, representations and warranties made herein by Borrower shall, notwithstanding any investigation by Lender, be deemed to be material to and to have been relied upon by Lender.

12.6 No Set-Offs by Borrower. All sums payable by Borrower pursuant to this Agreement or any of the other Loan Documents shall be payable without notice or demand and shall be payable in United States Dollars without set-off or reduction of any manner whatsoever.

12.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which, when taken together, shall constitute one and the same original instrument.

12.8 Survival. All covenants, representations and warranties made in this Agreement shall continue in full force and effect so long as any Obligations remain outstanding.

12.9 No Original Issue Discount. Borrower and Lender acknowledge and agree that the Warrant is part of an investment unit within the meaning of Section 1273(c)(2) of the Internal Revenue Code, which includes the Loan. Borrower and Lender further agree as between them, that the fair market value of the Warrant is $100 and that, pursuant to Treas. Reg. § 1.1273-2(h), $100 of the issue price of the investment unit will be allocable to the Warrant and the balance shall be allocable to the Loans. Borrower and Lender agree to prepare their federal income tax returns in a manner consistent with the foregoing and, pursuant to Treas. Reg. § 1.1273, the original issue discount on the Loan shall be considered to be zero.

12.10 Relationship of Parties. The relationship between Borrower and Lender is, and at all times shall remain, solely that of a borrower and lender. Lender is not a partner or joint venturer of Borrower; nor shall Lender under any circumstances be deemed to be in a relationship of confidence or trust or have a fiduciary relationship with Borrower or any of its affiliates, or to owe any fiduciary duty to Borrower or any of its affiliates. Lender does not undertake or assume any responsibility or duty to Borrower or any of its affiliates to select, review, inspect, supervise, pass judgment upon or otherwise inform any of them of any matter in connection with its or their property, the Loans, any Collateral or the operations of Borrower or any of its affiliates. Borrower and each of its affiliates shall rely entirely on their own judgment with respect to such matters, and any review, inspection, supervision, exercise of judgment or supply of information undertaken or assumed by Lender in connection with such matters is solely for the protection of Lender and neither Borrower nor any affiliate is entitled to rely thereon.

12.11 Choice of Law and Venue; Jury Trial Waiver. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF BORROWER AND LENDER HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE STATE AND FEDERAL COURTS LOCATED IN THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA. BORROWER AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY FURTHER WAIVES ANY RIGHT TO CONSOLIDATE ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

EYETEL IMAGING, INC.

By: Brett S. Himes

Name: Brett S. Himes

Title: COO/CFO

LIGHTHOUSE CAPITAL PARTNERS V, L.P.

By: LIGHTHOUSE MANAGEMENT PARTNERS V, L.L.C., its general partner

By: Th Conneely

Name: **Thomas Conneely**

Title: **Vice President**

Exhibit A	Collateral Description
Exhibit B	Form of Note
Exhibit C	Form of Preferred Stock Warrant
Exhibit D	Form of Notice of Borrowing
Exhibit E	Form of Incumbency Certificate
Exhibit F	Form of Officers Certificate
Exhibit G	ACH Authorization
Exhibit H	Form of Negative Pledge Agreement
Exhibit I	Control Agreement
Schedule 1	Disclosure Schedule

EXHIBIT A

COLLATERAL

This FINANCING STATEMENT and SECURITY AGREEMENT covers all of Debtor's interests in all of the following types or items of property, wherever located and whether now owned or hereafter acquired, and Debtor hereby grants Secured Party a security interest therein as collateral for the payment and performance of all present and future indebtedness, liabilities, guarantees and obligations of Debtor to Secured Party, howsoever arising. Debtor agrees that said security interest may be enforced by Secured Party in accordance with the terms of all security and other agreements between Secured Party and Debtor, the California Uniform Commercial Code, or both, and that this document shall be fully effective as a security agreement, even if there is no other security or other agreement between Secured Party or Debtor:

All assets of the Debtor; all personal property of Debtor;

All "accounts", "general intangibles", "chattel paper", "contract rights", "documents", "instruments", "deposit accounts", "inventory", "farm products", "fixtures" and "equipment", as such terms are defined in Division 9 of the California Uniform Commercial Code in effect on the date hereof;

All general intangibles of every kind, including without limitation, federal, state and local tax refunds and claims of all kinds; all rights as a licensee or any kind; all customer lists, telephone numbers, and purchase orders, and all rights to purchase, lease sell, or otherwise acquire or deal with real or personal property and all rights relating thereto;

All returned and repossessed goods and all rights as a seller of goods; all collateral securing any of the foregoing; all deposit accounts, special and general, whether on deposit with Secured Party or others;

All life and other insurance policies, claims in contract, tort or otherwise, and all judgments now or hereafter arising therefrom;

All right, title and interest of Debtor, and all of Debtor's rights, remedies, security and liens, in, to and in respect of all accounts and other collateral, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, and all guarantees and other contracts of suretyship with respect to any accounts and other collateral, and all deposits and other security for any accounts and other collateral, and all credit and other insurance;

All notes, drafts, letters of credit, contract rights, and things in action; all drawings, specifications, blueprints and catalogs; and all raw materials, work in process, materials used or consumed in Debtor's business, goods, finished goods, returned goods and all other goods and inventory of whatsoever kind or nature, any and all wrapping, packaging, advertising and shipping materials, and all documents relating thereto, and all labels and other devices, names and marks affixed or to be affixed thereto for purposes of selling or identifying the same or the seller or manufacturer thereof;

All inventory, raw materials and work in progress wherever located; all present and future claims against any supplier of any of the foregoing, including claims for defective goods or overpayments to or undershipments by suppliers; all proceeds arising from the lease or rental of any of the foregoing; INVENTORY RETURNED BY DEBTOR TO ITS SUPPLIERS SHALL REMAIN SUBJECT TO SECURED PARTY'S SECURITY INTEREST;

All equipment and fixtures, NONE OF WHICH THE DEBTOR IS AUTHORIZED TO SELL, LEASE OR OTHERWISE DISPOSE OF WITHOUT THE WRITTEN CONSENT OF SECURED PARTY EXCEPT AS SET FORTH IN THE LOAN AND SECURITY AGREEMENT DATED FEBRUARY 8, 2005 BETWEEN DEBTOR AND SECURED PARTY, including without limitation all machinery, machine tools, motors, controls, parts, vehicles, workstations, tools, dies, jigs, furniture, furnishings and fixtures; and all attachments, accessories, accessions and property now or hereafter affixed to or used in connection with any of the foregoing, and all substitutions and replacements for any of the foregoing; all warranty and other claims against any vendor or lessor of any of the foregoing;

All investment property;

All books, records, ledger cards, computer data and programs and other property and general intangibles at any time evidencing or relating to any or all of the foregoing; and

All cash and non-cash products and proceeds of any of the foregoing, in whatever form, including proceeds in the form of inventory, equipment or any other form of personal property, including proceeds of proceeds and proceeds of insurance, and all claims by Debtor against third parties for loss or damage to, or destruction of, or otherwise relating to, any or all of the foregoing.

NOTICE - PURSUANT TO AN AGREEMENT BETWEEN DEBTOR AND SECURED PARTY, DEBTOR HAS AGREED NOT TO FURTHER ENCUMBER THE COLLATERAL DESCRIBED HEREIN, THE FURTHER ENCUMBERING OF WHICH MAY CONSTITUTE THE TORTIOUS INTERFERENCE WITH SECURED PARTY'S RIGHTS BY SUCH ENCUMBRANCER. IN THE EVENT THAT ANY ENTITY IS GRANTED A SECURITY INTEREST IN DEBTOR'S ACCOUNTS, CHATTEL PAPER, GENERAL INTANGIBLES OR OTHER ASSETS CONTRARY TO THE ABOVE, THE SECURED PARTY ASSERTS A CLAIM TO ANY PROCEEDS THEREOF RECEIVED BY SUCH ENTITY.

Notwithstanding any of the foregoing, this Financing Statement and Security Agreement does not cover any of Debtor's interests in, and the Collateral shall not under any circumstance include, and no security interest is granted in, Debtor's Intellectual Property, including, without limitation, any and all property of the Debtor that is subject to, listed in or otherwise described in the Negative Pledge Agreement dated February 8, 2006 between the Secured Party and the Debtor. *"Intellectual Property"* means, collectively, all rights, priorities and privileges of the Debtor relating to intellectual property, in any medium, of any kind or nature whatsoever, now or hereafter owned or acquired or received by Debtor, or in which Debtor now holds or hereafter acquires or receives any right or interest, whether arising under United States, multinational or foreign laws or otherwise, and shall include, in any event, all copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, trade secrets, internet domain names (including any right related to the registration thereof), proprietary or confidential information, mask works, sources object or other programming codes, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data base, data, skill, expertise, recipe, experience, process, models, drawings, materials or records. Notwithstanding the foregoing, Intellectual Property as defined above does not include accounts, accounts receivable, royalties, licensing fees, contract rights, proceeds, or other revenue obtained or owed from or on account of the licensing or other exploitation of Intellectual Property, none of which are excluded, and all of which are included as collateral in the security interest granted by Debtor to Secured Party.

"DEBTOR"

EYETEL IMAGING, INC., a Delaware corporation

By: ______________________________

Name: ______________________________

Title: ______________________________

"SECURED PARTY"

LIGHTHOUSE CAPITAL PARTNERS V, L.P.
BY: LIGHTHOUSE MANAGEMENT PARTNERS V, L.L.C.,
its general partner

By: ______________________________

Name: ______________________________

Title: ______________________________

EXHIBIT B

[__________]

SECURED PROMISSORY NOTE

This SECURED PROMISSORY NOTE (this "*Note*") is made ___________, 200__, by **EYETEL IMAGING, INC.** ("*Borrower*") in favor of **LIGHTHOUSE CAPITAL PARTNERS V, L.P.** (collectively with its assigns, "*Lender*"). Initially capitalized terms used and not otherwise defined herein are defined in that certain Loan and Security Agreement No. 5021 between Borrower and Lender dated February 8, 2006 (the "*Loan Agreement*").

FOR VALUE RECEIVED, Borrower promises to pay in lawful money of the United States, to the order of Lender, at 500 Drake's Landing Road, Greenbrae, California 94904, or such other place as Lender may from time to time designate ("*Lender's Office*"), the principal sum of $__________ (the "Advance"), including interest on the unpaid balance and all other amounts due or to become due hereunder according to the terms hereof and of the Loan Agreement.

"*Basic Rate*" means a variable *per annum* rate of interest equal to the Index plus the Interest Margin which shall be subject to adjustment as provided herein. On and after the Funding Date the Index shall be fixed and not subject to any further adjustments.

"*Final Payment*" means 7.5% of the Advance.

"*Index*" means the prevailing variable Prime Rate of annual interest as quoted from time to time in the western edition of the Wall Street Journal.

"*Interest Margin*" means **(i)** 5% per annum during the Interest Only Period; and **(ii)** 1% per annum on and after the Loan Commencement Date.

"*Interest Only Period*" means the period commencing on the date hereof and continuing until the Loan Commencement Date.

"*Loan Commencement Date*" means January 1, 2007.

"*Maturity Date*" means the last day of the Repayment Period, or if earlier, the date of prepayment under the Note.

"*Payment Date*" means the first day of each calendar month.

"*Repayment Period*" means the period beginning on the Loan Commencement Date and continuing for 36 calendar months.

1. Repayment. Borrower shall pay principal and interest due hereunder from the Funding Date, until this Note is paid in full, on each Payment Date pursuant to the terms of the Loan Agreement and this Note. Prior to the Loan Commencement Date, Borrower shall pay to Lender, monthly in advance on each Payment Date, interest calculated using the Basic Rate prevailing on the first business day of such calendar month. Beginning on the Loan Commencement Date and on each Payment Date thereafter during the Repayment Period, Borrower shall make equal installments of principal and interest in advance, calculated at the Basic Rate. On the Maturity Date, Borrower shall pay, in addition to all unpaid principal and interest outstanding hereunder, the Final Payment.

2. Interest. Interest not paid when due will, to the maximum extent permitted under applicable law, become part of principal, at Lender's option, and thereafter bear like interest as principal. All interest computation shall be based on a 360-day year and actual days elapsed. All Obligations not paid when due shall bear interest at the Default Rate unless waived in writing by Lender. All amounts paid hereunder will be applied to the Obligations in Lender's discretion and as provided in the Loan Agreement.

3. **Voluntary Prepayment**. Borrower may prepay the Note if and only if Borrower pays to Lender **(i)** the outstanding principal amount of this Note and any unpaid accrued interest; **(ii)** the Final Payment; and **(iii)** all other sums, if any, that shall have become due and payable hereunder with respect to this Note.

4. Collateral. This Note is secured by the Collateral.

5. Waivers. Borrower, and all guarantors and endorsers of this Note, regardless of the time, order or place of signing, hereby waive notice, demand, presentment, protest, and notices of every kind, presentment for the purpose of accelerating maturity, diligence

in collection, and, to the fullest extent permitted by law, all rights to plead any statute of limitations as a defense to any action on this Note.

6. **Choice of Law; Venue.** THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF BORROWER AND LENDER HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE STATE AND FEDERAL COURTS LOCATED IN THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA. BORROWER AND LENDER EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE. EACH PARTY FURTHER WAIVES ANY RIGHT TO CONSOLIDATE ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

7. **Miscellaneous.** THIS NOTE MAY BE MODIFIED ONLY BY A WRITING SIGNED BY BORROWER AND LENDER. Each provision hereof is severable from every other provision hereof and of the Loan Agreement when determining its legal enforceability. Sections and subsections are titled for convenience, and not for construction. "Hereof," "herein," "hereunder," and similar words refer to this Note in its entirety. "Or" is not necessarily exclusive. "Including" is not limiting. The terms and conditions hereof inure to the benefit of and are binding upon the parties' respective permitted successors and assigns. This Note is subject to all the terms and conditions of the Loan Agreement.

IN WITNESS WHEREOF, Borrower has caused this Note to be executed by a duly authorized officer as of the day and year first above written.

EYETEL IMAGING, INC.

By:______________________________

Name:____________________________

Title:_____________________________

EXHIBIT C

WARRANT

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "*1933 ACT*"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.

PREFERRED STOCK PURCHASE WARRANT

Warrant No.__________

Number of Shares: 229,555
Series B Preferred Stock

EYETEL IMAGING, INC.

Effective as of February 8, 2006

Void after February 8, 2014

1. **Issuance**. This Preferred Stock Purchase Warrant (the "*Warrant*") is issued to **LIGHTHOUSE CAPITAL PARTNERS V, L.P.** ("*Lighthouse*") by **EYETEL IMAGING, INC.**, a Delaware corporation (hereinafter with its successors called the "*Company*").

2. **Purchase Price; Number of Shares**. The registered holder of this Warrant (the "*Holder*"), commencing on the date hereof, is entitled upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the principal office of the Company, to purchase from the Company, at a price per share of $1.394 (the "*Purchase Price*"), 229,555 fully paid and nonassessable shares of the Company's Series B Preferred Stock, $0.001 par value (the "*Preferred Stock*").

Until such time as this Warrant is exercised in full or expires, the Purchase Price and the securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided. The person or persons in whose name or names any certificate representing shares of Preferred Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

3. **Payment of Purchase Price**. The Purchase Price may be paid (i) in cash or by check, (ii) by the surrender by the Holder to the Company for cancellation of any promissory notes or other obligations issued by the Company to the Holder under that certain Loan and Security Agreement No. 5021 dated as of February 8, 2006 by and between the Company and Lighthouse (the "*Loan Agreement*"), with all such notes and obligations so surrendered for cancellation being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, or (iii) by any combination of the foregoing.

4. **Net Issue Election**. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Preferred Stock equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the principal office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Preferred Stock as is computed using the following formula:

$$X = \frac{Y(A-B)}{A}$$

where: X = the number of shares of Preferred Stock to be issued to the Holder pursuant to this **Section 4**.

Y = the number of shares of Preferred Stock covered by this Warrant in respect of which the net issue election is made pursuant to this **Section 4**.

A = the Fair Market Value (defined below) of one share of Preferred Stock, as determined at the time the net issue election is made pursuant to this **Section 4**.

B = the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this **Section 4**.

"*Fair Market Value*" of a share of Preferred Stock (or fully paid and nonassessable shares of the Company's common stock, $0.001 par value (the "*Common Stock*") if the Preferred Stock has been automatically converted into Common Stock) as of the date that the net issue election is made (the "*Determination Date*") shall mean:

(i) If the net issue election is made in connection with and contingent upon the closing of the sale of the Company's Common Stock to the public in a public offering pursuant to a Registration Statement under the 1933 Act (a "*Public Offering*"), and if the Company's Registration Statement relating to such Public Offering ("*Registration Statement*") has been declared effective by the Securities and Exchange Commission, then the initial "Price to Public" specified in the final prospectus with respect to such offering multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible.

(ii) If the net issue election is not made in connection with and contingent upon a Public Offering, then as follows:

(a) If traded on a securities exchange or the Nasdaq National Market, the fair market value of the Common Stock shall be deemed to be the average of the closing or last reported sale prices of the Common Stock on such exchange or market over the five day period ending five trading days prior to the Determination Date, and the fair market value of the Preferred Stock shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible;

(b) If otherwise traded in an over-the-counter market, the fair market value of the Common Stock shall be deemed to be the average of the closing ask prices of the Common Stock over the five day period ending five trading days prior to the Determination Date, and the fair market value of the Preferred Stock shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible; and

(c) If there is no public market for the Common Stock, then fair market value shall be determined in good faith by the Company's Board of Directors.

5. Partial Exercise. This Warrant may be exercised in part, and the Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.

6. Fractional Shares. In no event shall any fractional share of Preferred Stock be issued upon any exercise of this Warrant. If, upon exercise of this Warrant in its entirety, the Holder would, except as provided in

this **Section 6**, be entitled to receive a fractional share of Preferred Stock, then the Company shall issue the next higher number of full shares of Preferred Stock, issuing a full share with respect to such fractional share.

7. Expiration Date; Automatic Exercise. This Warrant shall expire at the close of business on (i) February 8, 2014 or (ii) two (2) years after the effective date of a Public Offering on the NASDAQ or another stock exchange in the United States, and shall be void thereafter (the "*Expiration Date*"). Notwithstanding the term of this Warrant fixed pursuant to this **Section 7**, and provided Holder has received advance written notice of at least twenty (20) days and has not earlier exercised this Warrant, and provided this Warrant has not been assumed by the successor entity (or parent thereof), upon the consummation of a Merger (as defined below), this Warrant shall automatically be exercised pursuant to **Section 4** hereof, without any action by Holder. "*Merger*" means: (i) a sale of all or substantially all of the Company's assets to an Unaffiliated Entity (as defined below), or (ii) the merger, consolidation or acquisition of the Company with, into or by an Unaffiliated Entity (other than a merger or consolidation for the principle purpose of changing the domicile of the Company or a bona fide round of preferred stock equity financing), that results in the transfer of fifty percent (50%) or more of the outstanding voting power of the Company. "*Unaffiliated Entity*" means any entity that is owned or controlled by parties who own less than twenty percent (20%) of the combined voting power of the voting securities of the Company immediately prior to such merger, consolidation or acquisition. Notwithstanding the foregoing, in the event that any outstanding warrants to purchase equity securities of the Company are assumed by the successor entity of a Merger (or parent thereof), this Warrant shall also be similarly assumed. The Company agrees to promptly give the Holder written notice of any proposed Merger and written notice of termination of any proposed Merger. Notwithstanding anything to the contrary in this Warrant, the Holder may rescind any exercise of its purchase rights after a notice of termination of the proposed Merger if the exercise of this Warrant occurred after the Merger was proposed, *provided, however* that such rescission right must be exercised within thirty (30) days of receipt of such written notice of termination of the proposed Merger. In the event of such rescission, this Warrant will continue to be exercisable on the same terms and conditions.

8. Reserved Shares; Valid Issuance. The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Preferred Stock and Common Stock free from all preemptive or similar rights therein, as will be sufficient to permit, respectively, the exercise of this Warrant in full and the conversion into shares of Common Stock of all shares of Preferred Stock receivable upon such exercise. The Company further covenants that such shares as may be issued pursuant to such exercise and/or conversion will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

9. Stock Splits and Dividends. If after the date hereof the Company shall subdivide the Preferred Stock, by split-up or otherwise, or combine the Preferred Stock, or issue additional shares of Preferred Stock in payment of a stock dividend on the Preferred Stock, the number of shares of Preferred Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

10. Adjustments for Diluting Issuances. The other antidilution rights applicable to the Preferred Stock and the Common Stock of the Company are set forth in the Company's Amended and Restated Certificate of Incorporation, as filed with the Delaware Secretary of State on June 27, 2005,as amended from time to time (the "*Articles*"), a true and complete copy in its current form which is attached hereto as ***Exhibit A***. Such rights shall not be restated, amended or modified in any manner which affects the shares of Preferred Stock subject to this Warrant differently than the shares of Preferred Stock then outstanding without such Holder's prior written consent. The Company shall promptly provide the Holder hereof with any restatement, amendment or modification to the Articles promptly after the same has been made.

11. Mergers and Reclassifications. Without limiting **Section 7** hereof, if after the date hereof the Company shall enter into any Reorganization (as hereinafter defined), then, as a condition of such Reorganization, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total

price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of Preferred Stock which might have been purchased by the Holder immediately prior to such Reorganization, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Purchase Price and the number of shares issuable hereunder and the provisions relating to the net issue election) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof. For the purposes of this **Section 11**, the term "*Reorganization*" shall mean the Preferred Stock or the Common Stock issuable upon the conversion of the Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by reclassification, recapitalization, capital reorganization otherwise (other than as a result of a subdivision, combination or stock dividend provided for in **Section 9** hereof), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a merger in which the Company is the surviving corporation and which does not result in any reclassification, recapitalization, capital reorganization or change of the outstanding Preferred Stock into the same or a different number of shares of any class or classes of stock.

12. Certificate of Adjustment. Whenever the Purchase Price is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate of the Company's chief financial officer setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

13. Notices of Record Date, Etc. In the event of:

(a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase, sell or otherwise acquire or dispose of any shares of stock of any class or any other securities or property, or to receive any other right;

(b) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets; or

(c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then in each such event the Company will provide or cause to be provided to the Holder a written notice thereof. Such notice shall be provided at least ten (10) business days prior to the date specified in such notice on which any such action is to be taken.

14. Representations, Warranties and Covenants. This Warrant is issued and delivered by the Company and accepted by each Holder on the basis of the following representations, warranties and covenants made by the Company:

(a) The Company has all necessary authority to issue, execute and deliver this Warrant and to perform its obligations hereunder. This Warrant has been duly authorized issued, executed and delivered by the Company and is the valid and binding obligation of the Company, enforceable in accordance with its terms.

(b) The shares of Preferred Stock issuable upon the exercise of this Warrant have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.

(c) The issuance, execution and delivery of this Warrant do not, and the issuance of the shares of Preferred Stock upon the exercise of this Warrant in accordance with the terms hereof will not, (i) violate or contravene the Articles or the Company's by-laws, or any law, statute, regulation, rule, judgment or order applicable to the Company, (ii) violate, contravene or result in a breach or default under any contract, agreement or

instrument to which the Company is a party or by which the Company or any of its assets are bound or (iii) require the consent or approval of or the filing of any notice or registration with any person or entity.

(d) As long as Lighthouse holds this Warrant, the Company shall deliver to Lighthouse (i) as soon as prepared, and no later than 30 days after the end of each calendar month, a balance sheet, income statement and cash flow statement covering the Company's operations during such period; (ii) as soon as prepared, but no later than 150 days after the end of the fiscal year, audited financial statements prepared in accordance with GAAP, together with an opinion that such financial statements fairly present the Company's financial condition by an independent public accounting firm reasonably acceptable to Lighthouse; (iii) immediately upon notice thereof, a report of any legal or administrative action pending or threatened against the Company which is likely to result in liability to the Company in excess of $50,000; and (iv) such other financial information as Lighthouse may reasonably request from time to time.

(e) As of the date hereof, the authorized capital stock of the Company consists of (i) 19,800,000 shares of Common Stock, of which 728,215 shares are issued and outstanding and 229,555 shares are reserved for issuance upon the exercise of this Warrant with respect to Common Stock and the conversion of the Preferred Stock into Common Stock if this Warrant is exercised with respect to Preferred Stock, and (ii) 15,000,000 shares of Series B Preferred Stock, of which 13,704,875 are issued and outstanding shares. Attached hereto as ***Exhibit B*** is a capitalization table summarizing the capitalization of the Company as of the date hereof. Upon the request of Holder, not more than once per calendar quarter, the Company will provide Holder with a current capitalization table indicating changes, if any, to the number of outstanding shares of common stock and preferred stock.

15. Registration Rights. Lighthouse became an "Investor" under and party to the Company's Amended and Restated Investor Rights Agreement dated as of January 14, 2004 (the "*Investor Rights Agreement*"), pursuant to that certain Amendment No. 1 to Amended and Restated Investor Rights Agreement of even date herewith.

16. Amendment. The terms of this Warrant may be amended, modified or waived only with the written consent of the Holder and the Company.

17. Representations and Covenants of the Holder. This Warrant has been entered into by the Company in reliance upon the following representations and covenants of the Holder, which by its execution hereof the Holder hereby confirms:

(a) Investment Purpose. The right to acquire Preferred Stock or the Preferred Stock issuable upon exercise of the Holder's rights contained herein will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

(b) Accredited Investor. Holder is an "accredited investor" within the meaning of the Securities and Exchange Rule 501 of Regulation D promulgated under the 1933 Act.

(c) Private Issue. The Holder understands (i) that the Preferred Stock issuable upon exercise of the Holder's rights contained herein is not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this **Section 17.**

(d) Financial Risk. The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks of its investment.

(e) **Rule 144.** The Holder is aware that neither this Warrant, the Preferred Stock nor the Common Stock issuable upon conversion of the Preferred Stock may be sold pursuant to Rule 144 adopted under the 1933 Act unless certain conditions are met, including, among other things, the existence of a public market for such shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations. Holder is aware that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company presently has no plans to satisfy these conditions in the foreseeable future.

18. Notices, Transfers, Etc.

(a) Any notice or written communication required or permitted to be given to the Holder may be given by hand delivery, mailed postage prepaid by registered or certified mail or by facsimile transmission to the Holder at 500 Drakes Landing Road, Greenbrae, California 94904, Attention: Contracts Administration, FAX: (415) 925-3387 or such other address as is provided by the Holder to the Company in writing and each such notice, request consent and other communication shall for purposes of this Warrant shall be treated as being effective or having been given when delivered if delivered personally, upon receipt of facsimile confirmation if transmitted by facsimile, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage prepaid as aforesaid.

(b) Subject to compliance with applicable federal and state securities laws to the reasonable satisfaction of the Company, this Warrant may be transferred by the Holder with respect to any or all of the shares purchasable hereunder. Upon surrender of this Warrant to the Company, together with the assignment notice annexed hereto duly executed, for transfer of this Warrant as an entirety by the Holder, and together with an investment representation letter reasonably satisfactory to the Company signed by the assignee, the Company shall issue a new warrant of the same denomination to the assignee. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, by the Holder for transfer with respect to a portion of the shares of Preferred Stock purchasable hereunder and together with an investment representation letter reasonably satisfactory to the Company signed by the assignee, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Holder hereof, and shall issue to such Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been transferred.

(c) In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of an affidavit of the Holder or other evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant together with an agreement of indemnity by the Holder reasonably satisfactory to the Company.

(d) The Holder understands and agrees that all stock certificates to be issued to the Holder may bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

19. No Impairment. The Company will not, by amendment of the Articles or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance of performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder under this Warrant.

20. **Governing Law**. The provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of the State of California without giving effect to its principles regarding conflicts of laws.

21. **Successors and Assigns**. This Warrant shall be binding upon the Company's successors and assigns and shall inure to the benefit of the Holder's successors, legal representatives and permitted assigns.

22. **Business Days**. If the last or appointed day for the taking of any action required or the expiration of any rights granted herein shall be a Saturday or Sunday or a legal holiday in California, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.

23. **Qualifying Public Offering**. If the Company shall effect a firm commitment underwritten public offering of shares of Common Stock which results in the conversion of the Preferred Stock into Common Stock pursuant to the Articles in effect immediately prior to such offering, then, effective upon such conversion, this Warrant shall change from the right to purchase shares of Preferred Stock to the right to purchase shares of Common Stock, and the Holder shall thereupon have the right to purchase, at a total price equal to that payable upon the exercise of this Warrant in full, the number of shares of Common Stock which would have been receivable by the Holder upon the exercise of this Warrant for shares of Preferred Stock immediately prior to such conversion of such shares of Preferred Stock into shares of Common Stock, and in such event appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including, without limitation, the provisions for the adjustment of the Purchase Price and of the number of shares purchasable upon exercise of this Warrant and the provisions relating to the net issue election) shall thereafter be applicable to any shares of Common Stock deliverable upon the exercise hereof.

24. **Market Stand-Off Agreement**. Holder hereby agrees that if Holder is not an "Investor" under and party to the Investor Rights Agreement, as amended from time to time, Holder shall nonetheless be subject to the "Selling Holder Lockups" requirements as set forth in Section 5.3 of the Investor Rights Agreement, as amended from time to time, as though Holder were an "Investor" under and party to the Investor Rights Agreement, as amended from time to time. The underwriters referred to in Section 5.3 of the Investor Rights Agreement, as amended from time to time, are the intended third-party beneficiaries of this Section 24 and may enforce the provisions hereof as though a party hereto.

25. **No Stockholder Rights**. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

26. **Stockholders Agreement**. Pursuant to Section 8.12 of that certain Amended and Restated Stockholders Agreement dated as of January 14, 2004 by and among the Company and the Investors and Common Stockholders named therein, as amended from time to time (the "*Stockholders Agreement*"), as a condition precedent to the exercise of this Warrant, the Holder shall execute and deliver to the Company a counterpart signature page to the Stockholders Agreement and thereby become a party to and an "Investor" under the Stockholders Agreement with respect to the shares of Preferred Stock or Common Stock issued to the Holder upon exercise of this Warrant.

27. **Acceptance**. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

28. **Value**. The Company and the Holder agree that the value of this Warrant on the date of grant is $100.

[signature page follows]

EYETEL IMAGING, INC.

By:______________________________

Name:____________________________

Title:_____________________________

LIGHTHOUSE CAPITAL PARTNERS V, L.P.

By: Lighthouse Management Partners V, L.L.C.
Its general partner

By:______________________________

Name:____________________________

Title:_____________________________

Subscription

To:______________________________

Date:______________________________

The undersigned hereby subscribes for ________________ shares of Preferred Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:

____
Signature

____
Name for Registration

____
Mailing Address

Net Issue Election Notice

To:______________________________ Date:________________

The undersigned hereby elects under **Section 4** to surrender the right to purchase shares of Preferred Stock pursuant to this Warrant. The certificate(s) for such shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below:

____
Signature

____
Name for Registration

____
Mailing Address

Assignment

For value received ______________________________ hereby sells, assigns and transfers unto
____

____
[Please print or typewrite name and address of Assignee]
____
the within Warrant, and does hereby irrevocably constitute and appoint ____________________
its attorney to transfer the within Warrant on the books of the within named Company with full power of substitution on the premises.

Dated:________________________

____
Signature

____
Name for Registration

In the Presence of:

____

EXHIBIT A

Amended and Restated Certificate of Incorporation

See attached pages.

EXHIBIT B

Capitalization Table

EXHIBIT D

NOTICE OF BORROWING

__________, ____

Lighthouse Capital Partners V, L.P.
500 Drake's Landing Road
Greenbrae, CA 94904-3011

Ladies and Gentlemen:

Reference is made to the Loan and Security Agreement No. 5021 dated as of February 8, 2006 (as it has been and may be amended from time to time, the "*Loan Agreement*," initially capitalized terms used herein as defined therein), between **LIGHTHOUSE CAPITAL PARTNERS V, L.P.** and **EYETEL IMAGING, INC.** (the "*Company*")

The undersigned is the President and CEO of the Company, and hereby irrevocably requests an Advance under the Loan Agreement, and in that connection certifies as follows:

1. The amount of the proposed Advance is $__________. The business day of the proposed Advance is __________.

2. The Loan Commencement Date for this Advance shall be January 1, 2007.

3. As of this date, no Event of Default, or event which with notice or the passage of time would constitute an Event of Default, has occurred and is continuing, or will result from the making of the proposed Advance, and the representations and warranties of the Company contained in **Section 5** of the Loan Agreement are true and correct in all material respects.

4. No event that could reasonably be expected to have a material adverse effect on the ability of Borrower to fulfill its obligations under the Loan Agreement has occurred since the date of the most recent financial statements, submitted to you by the Company.

The Company agrees to notify you promptly before the funding of the Advance if any of the matters to which I have certified above shall not be true and correct on the Funding Date.

Very truly yours,

EYETEL IMAGING, INC.

By:______________________________

Name:____________________________

Title:_____________________________

EXHIBIT E

INCUMBENCY CERTIFICATE

The undersigned, Brett Himes, hereby certifies that:

1. He/She is the duly elected and acting Chief Operating Officer of **EYETEL IMAGING, INC.**, a Delaware corporation (the "*Company*").

2. That on the date hereof, each person listed below holds the office in the Company indicated opposite his or her name and that the signature appearing thereon is the genuine signature of each such person:

NAME	OFFICE	SIGNATURE
Richard W. Turner	Chairman and CEO	____________________
Brett Himes	Chief Operating Officer and CFO	____________________

3. Attached hereto as ***Exhibit A*** is a true and correct copy of the Certificate of Incorporation of the Company, as amended, as in effect as of the date hereof.

4. Attached hereto as ***Exhibit B*** is a true and correct copy of the Bylaws of the Company, as amended, as in effect as of the date hereof.

5. Attached hereto as ***Exhibit C*** is a copy of the resolutions of the Board of Directors of the Company authorizing and approving the Company's execution, delivery and performance of a loan facility with Lighthouse Capital Partners V, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Incumbency Certificate on February 8, 2006.

EYETEL IMAGING, INC.

By:____________________

Name: Brett Himes

Title: Chief Operating Officer & CFO

I, the Chairman and CEO of the Company, do hereby certify that Brett Himes is the duly qualified, elected and acting Chief Operating Officer and CFO of the Company and that the above signature is his or her genuine signature.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Incumbency Certificate on February 8, 2006.

EYETEL IMAGING, INC.

By:____________________

Name: Richard W. Turner

Title: Chairman and CEO

EXHIBIT F

OFFICER'S CERTIFICATE

The undersigned, to induce **LIGHTHOUSE CAPITAL PARTNERS V, L.P.** ("*Lender*"), to extend or continue financial accommodations to **EYETEL IMAGING, INC.**, a Delaware corporation (the "*Borrower*") pursuant to the terms of that certain Loan and Security Agreement dated February 8, 2006 (the "*Loan Agreement*"), hereby certifies that on the date hereof:

1. I am the duly elected and acting ____________ of Borrower.

2. I am a Responsible Officer as that term is defined in the Loan Agreement.

3. The information submitted herewith is in fact what it purports to be.

4. The information delivered herewith fairly present the financial condition of the Borrower.

5. Borrower is currently able to meet its obligations as they come due.

6. I understand that Lender is relying upon the truthfulness, accuracy and completeness hereof in connection with the Loan Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Officer's Certificate on ______________.

By:________________________________

Name:______________________________

EXHIBIT G

AUTHORIZATION FOR AUTOMATIC PAYMENT

The undersigned EYETEL IMAGING, INC. ("*Borrower*") authorizes LIGHTHOUSE CAPITAL PARTNERS V, L.P. and any and all affiliated funds (collectively, "*Lender*") and the bank / financial institution ("*Bank*") named below to initiate variable debit and/or credit entries to Borrower's deposit, checking or savings accounts as designated below and to cause funds transfers to an account of Lender as payment of any and all amounts due under the Loan and Security Agreement between Borrower and Lender dated February 8, 2006 (the "*Loan Agreement*").

1. Lender is hereby authorized to initiate variable debit and/or credit transactions and resulting funds transfers in Borrower's designated accounts with respect to amounts calculated by Lender to be due and owing to Lender by Borrower periodically under the Loan Agreement. Borrower consents to all such debit and/or credit transactions and resulting funds transfers and hereby authorizes Lender to take all such actions as may be required by Bank with respect to such transactions. Borrower acknowledges and agrees that such credit and/or debit entries may be made in amounts due under the Loan Agreement in order to cause timely payments as required by the terms of the Loan Agreement.

2. Borrower hereby authorizes Lender to release to Bank all information concerning Borrower that may be necessary or desirable for Bank to investigate or recover any erroneous funds transfers that may occur.

3. Borrower acknowledges and agrees that all such debit and/or credit transactions and funds transfers are intended to be made through an Automated Clearing House system and in compliance with the NACHA Rules and in compliance with Bank's security procedures.

4. Borrower represents and warrants that the account information set forth below is accurate and complete and that each of the account(s) set forth below is a business account maintained in Borrower's name and for Borrower's account.

This Consent shall be effective as of February 8, 2006 and shall remain in effect until the Loan Agreement has been terminated. Any cancellation by Borrower of this consent shall (i) be made in writing and (ii) delivered to Bank and Lender in such time as to afford Bank and Lender a reasonable opportunity to act on said cancellation.

Bank of America
(Name of Borrower's Bank)

10320 Little Patuxent Pkwy	Columbia	MD	21044
(Address of Bank)	(City)	(State)	(Zip Code)

Bank Routing Number ______________________________
(between these symbols " /:" ":/" on bottom left of check)

Account Number: 003936614169 (checking)

Copy of a voided check is attached to this form

Borrower Name: EYETEL IMAGING, INC.
Borrower Address: 9130 Guilford Road
Columbia, MD 21046-2581

Authorized by: ______________________
Its: ______________________

EXHIBIT H

NEGATIVE PLEDGE AGREEMENT

THIS NEGATIVE PLEDGE AGREEMENT is made as of February 8, 2006, by and between **EYETEL IMAGING, INC.** (*"Borrower"*) and **LIGHTHOUSE CAPITAL PARTNERS V, L.P.** (*"Lender"*).

In consideration of the Loan and Security Agreement between the parties of proximate date herewith (the *"Loan Agreement"*), Borrower agrees as follows:

Except as otherwise permitted in the Loan Agreement, Borrower shall not sell, transfer, assign, mortgage, pledge, lease, grant a security interest in, or encumber any of Borrower's intellectual property, including, without limitation, the following:

(a) Any and all copyright rights, copyright applications, copyright registration and like protection in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held (collectively, the *"Copyrights"*);

(b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

(c) Any and all design rights which may be available to Borrower now or hereafter existing, created, acquired or held;

(d) All patents, patent applications and like protections, including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including, without limitation, the patents and patent applications (collectively, the *"Patents"*);

(e) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks (collectively, the *"Trademarks"*);

(f) Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for an collect such damages for said use or infringement of the intellectual property rights identified above;

(g) Any and all licenses or other rights to use any of the Copyrights, Patents or Trademarks and all license fees and royalties arising from such use to the extent permitted by such license or rights

(h) Any and all amendments, extensions, renewals and extensions of any of the Copyrights, Patents or Trademarks; and

(i) Any and all proceeds and products of the foregoing, including, without limitation, all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

It shall be an Event of Default under the Loan Agreement if there is a breach of any term of this Negative Pledge Agreement. Borrower agrees to properly execute all documents reasonably required by Lender in order to fulfill the intent and purposes hereof.

EYETEL IMAGING, INC.

By: ______________________________

Name: ______________________________

Title: ______________________________

LIGHTHOUSE CAPITAL PARTNERS V, L.P.

By: **LIGHTHOUSE MANAGEMENT PARTNERS V, L.L.C.**, its general partner

By: ______________________________

Name: ______________________________

Title: ______________________________

EXHIBIT I

CONTROL AGREEMENT

SVB Securities

Securities Account Control Agreement

Customer: EyeTel Imaging, Inc.

Creditor: Lighthouse Capital Partners V, L.P.

Date: February 9, 2006

This Securities Account Control Agreement entered into as of the above date (this "Agreement") is among SVB Securities ("SVBS"), ADP Clearing & Outsourcing Services, Inc. ("ADPCOSI" or "Clearing Broker"), the Customer identified above ("Customer"), and the Creditor identified above ("Creditor").

Recitals

A. Customer has established a securities account or securities accounts ("Account") with and/or through SVBS and ADPCOSI pursuant to a SVB Securities Client Agreement ("Client Agreement"). The account number and title for the Account (or Accounts) are identified in **Exhibit A** to this Agreement. SVBS acts as the introducing broker. ADPCOSI acts as the clearing broker. Both SVBS and Clearing Broker are securities intermediaries pursuant to Article 8 of the California Uniform Commercial Code ("CUCC"). Customer maintains in the Account securities, financial assets and other investment property as defined under Article 8 and 9 of the CUCC (collectively, the "Securities").

B. Pursuant to a security agreement or similar agreement identified in **Exhibit A** hereto (the "Security Agreement"), Customer has granted to Creditor a security interest in certain personal property of Customer, including without limitation (i) the Account; (ii) the Securities, (iii) all dividends and distributions, whether payable in cash, securities, or other property, in respect of the Securities, (iv) all of Customer's rights in respect of the Securities and Account, and (iv) all products, proceeds and revenues of and from any of the foregoing personal property in sections (i) through (iv) (collectively, the "Collateral").

C. SVBS, Clearing Broker, Customer and Creditor are entering into this Agreement in order to perfect Creditor's security interest in the Collateral and the Account by means of control pursuant to Article 8 of the CUCC.

Agreement

The parties hereto hereby agree as follows:

1. Defined Terms. All terms used in this Agreement which are defined in the CUCC but are not otherwise defined herein shall have the meanings assigned to such terms in the CUCC, as in effect as of the date of this Agreement. While in the Account, all property credited to the Securities will be treated as financial assets under Article 8 of the CUCC. By this Agreement, Customer grants to Creditor "control" over the Securities within the meaning of Section 8106 of the

CUCC.

2. The Securities. SVBS and Clearing Broker represent to Creditor that, on behalf of Customer, Customer maintains the Securities in the Account.

3. Acknowledgement of Security Interest. SVBS and Clearing Broker hereby acknowledge the security interest granted in the Collateral to Creditor by Customer. Creditor hereby acknowledges the security interest granted in the Collateral to SVBS and Clearing Broker by Customer pursuant to the Client Agreement.

4. Other Control Agreements. SVBS represents and warrants that, other than any account control agreement listed in **Exhibit A** hereto, SVBS has executed no other account control agreement with any other party and SVBS is not presently obligated to accept any entitlement order from any person other than the Customer with respect to the Collateral. Clearing Broker represents and warrants that, other than any account control agreement listed in **Exhibit A** hereto, Clearing Broker has executed no other account control agreement with any other party and Clearing Broker is not presently obligated to accept any entitlement order from any person other than the Customer with respect to the Collateral.

5. Future Control Agreements. Customer covenants and agrees that it will not enter an account control agreement with any other party without Creditor's prior written consent. SVBS agrees that it will not enter into a control agreement with any other party with respect to the Account without Creditor's prior written consent. Clearing Broker agrees that it will not enter into a control agreement with any other party with respect to the Account without Creditor's prior written consent.

6. Limitation on SVBS' and Clearing Broker's Rights in the Collateral. SVBS and Clearing Broker will not attempt to assert control and does not claim and will not accept any security or other interest in any part of the Collateral, and SVBS and Clearing Broker will not exercise, enforce or attempt to enforce on their own behalves any right of setoff against the Collateral, or otherwise charge or deduct from the Collateral on SVBS' or Clearing Broker's behalves any amount whatsoever, other than for: security interests, liens, encumbrances, claims or rights of setoff for the payment of any amounts owed by Customer to SVBS and/or Clearing Broker arising under or in connection with or related to the Client Agreement, including without limitation SVBS' and Clearing Broker's customary fees and commissions pursuant to their agreement with Customer or for the payment for financial assets and securities purchased for the Account (the "Account Claims"). Customer and Creditor hereby acknowledge that any security interests, liens, encumbrances, claims or rights of setoff for the payment of any amounts owed by Customer to SVBS and Clearing Broker arising in connection with the Account Claims shall at all times be prior to the rights of Creditor in the Collateral and Securities whether or not Creditor sends to SVBS a Notice of Exclusive Control described below.

7. Agreement for Control.

(a) SVBS and Clearing Broker will comply with all entitlement orders (including requests to withdraw Collateral from the Account) originated by Customer with respect to the Collateral, or any portion of the Collateral, without further consent by Creditor until such time as SVBS receives from Creditor (in accordance with Section 17 below) a written notice to SVBS that Creditor is thereby exercising exclusive control over the Account (a "Notice of Exclusive Control."). The Notice of Exclusive Control must be in the form set forth in **Exhibit B** hereto. SVBS or Clearing Broker have no obligation whatsoever to confirm that Creditor is entitled to send a Notice of Exclusive Control in connection with the Account or that the Creditor's representative who signs

any Notice of Exclusive Control is authorized to do so. SVBS and Clearing Broker (upon instruction from SVBS) will, upon SVBS' receipt of such Notice of Exclusive Control, proceed in accordance with the remainder of this Section 7 even if Creditor's instructions are contrary to any instructions or demands that Customer may give to SVBS or Clearing Broker. After SVBS receives a Notice of Exclusive Control and has had reasonable opportunity to comply with it, but no later than two (2) Business Days ("Business Days" means days which SVBS is open to the public for business and are measured in 24 hour increments) after receipt of the Notice of Exclusive Control (in accordance with Section 17 below), SVBS and Customer agree that SVBS and Clearing Broker will: (i) cease complying with entitlement orders or other directions concerning the Account and Collateral that are originated by Customer or its representatives until such time as SVBS receives a written notice from Creditor rescinding the Notice of Exclusive Control; and (ii) comply with the entitlement orders and instructions provided to SVBS by Creditor without investigating: the reason for any action taken by Creditor; the amount of any obligations of Customer to Creditor; the validity of any of Creditor's agreements with Customer; or the existence of any defaults under such agreements.

(b) Notwithstanding the foregoing, Creditor agrees that upon receipt of Creditor's Notice of Exclusive Control, SVBS and Clearing Broker may take all steps necessary to satisfy or settle any Account Claims, may respond as required pursuant to the terms of any other account control agreement with respect to which SVBS believes it previously received a Notice of Exclusive Control or similar notice, and may respond as required by law to any court or government order, writ or other legal process received by SVBS or Clearing Broker. Creditor also agrees that, before SVBS' receipt of Creditor's Notice of Exclusive Control, SVBS and Clearing Broker may be required to and may respond to (i) Notices of Exclusive Control or similar notices sent to SVBS by other parties and (ii) a writ or other similar legal process served on SVBS or Clearing Broker in connection with the Account and Collateral. SVBS and Clearing Broker agree to use good faith efforts to promptly notify Creditor if any other party delivers to SVBS a notice of exclusive control or any party other than Creditor or SVBS asserts a claim against the Collateral by means of a writ or other similar legal process, but failure to provide such notice does not constitute a breach of this Agreement. Customer expressly agrees that SVBS, Clearing Broker and Creditor may act in accordance with the terms of this Section 7.

8. Customer Waiver and Authorization. Customer hereby waives any rights that Customer may have under the Client Agreement to the extent such rights are inconsistent with the provisions of this Agreement, and hereby authorizes SVBS and Clearing Broker to comply with all instructions and entitlement orders delivered by Creditor to SVBS in accordance with the terms of this Agreement.

9. Amendments to and Termination of Client Agreement. SVBS, Clearing Broker and Customer shall not amend, supplement or otherwise modify the Client Agreement insofar as it pertains to the Collateral without prior written notice to Creditor. Customer may not terminate the Client Agreement insofar as it pertains to the Collateral without consent of Creditor. SVBS and Clearing Broker agree to use good faith efforts to notify Creditor if SVBS or Clearing Broker terminate the Client Agreement, but SVBS' or Clearing Broker's failure to notify Creditor shall not be a breach of this Agreement.

10. Termination of this Agreement. Creditor may terminate this Agreement by giving SVBS and Customer written notice of termination; provided that, by giving such notice, Creditor

acknowledges that it will thereby be confirming that, as of the termination date, it will no longer have a perfected security interest in the Account and Securities in the Collateral which is perfected by control via this Agreement, although Creditor may continue to have a perfected security interest in the Account by other means. SVBS and Clearing Broker may terminate this Agreement by giving Creditor and Customer 30 days prior written notice of termination (unless a shorter notice period is mandated by applicable law). Customer may only terminate this Agreement with the written consent of Creditor; provided that, by giving such notice with Creditor's written consent, both Customer and Creditor acknowledge that they will thereby be confirming that, as of the termination date, Creditor will no longer have a perfected security interest in the Collateral which is perfected by control pursuant to this Agreement, although Creditor may continue to have a perfected security interest in the Collateral by other means.

11 Delivery of Account Statements. SVBS and Clearing Broker are hereby authorized by Customer and agree to send to Creditor at its address for notices set forth below Creditor's signature block at the end of this Agreement, concurrently with the sending thereof to Customer, duplicate copies of any and all monthly statements or reports issued or sent to Customer with respect to the Collateral and the Account. Until this Agreement is terminated, Customer authorizes SVBS to disclose to Creditor at Creditor's request any information concerning Customer's Account and the Securities in the Account, including but not limited to the identity of any other party with which Customer and SVBS and Clearing Broker have executed account control agreements or similar agreements.

12. Responsibility of SVBS, Clearing Broker and Creditor. This Agreement does not create any obligation or duty on the part of SVBS, Clearing Broker or Creditor other than those expressly set forth herein.

13. No Waiver. Any forbearance or failure or delay by SVBS, Clearing Broker or Creditor in exercising any right hereunder shall not be deemed a waiver thereof and any single or partial exercise of any right shall not preclude the further exercise thereof.

14. Amendments. This Agreement and all exhibits attached hereto may be amended only in writing signed by all parties hereto.

15. Governing Law. Notwithstanding the terms of any other agreement, the parties hereto agree that this Agreement shall be governed under and in accordance with the laws of the State of California. All parties hereto each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

16. Integration Provision. This Agreement constitutes the entire agreement among SVBS, Clearing Broker, Customer and Creditor with respect to Creditor's control over the Collateral and Securities and matters specifically set forth herein, and all prior communications, whether verbal or written, between any of the parties hereto with respect to the subject matter hereof shall be of no further effect or evidentiary value.

17. Notices.

(a) Any notice, other than a Notice of Exclusive Control, or other communication provided for or allowed hereunder shall be in writing and shall be considered to have been validly

given (a) when actually received by the recipient at the address or facsimile number, if delivered personally (whether by messenger, air courier service or otherwise) or sent by facsimile to the address or facsimile number identified below the signature of the applicable party's signature below and addressed to the addressee identified below the signature of the applicable party's signature below; or (b) 72 hours after being deposited in the United States mail, registered or certified, postage prepaid, return receipt requested, if sent to the address and addressee as set forth below the signature of the applicable party hereto. The addresses to which notices or other communications are to be given may be changed from time to time by notice served as provided herein.

(b) A Notice of Exclusive Control shall be in writing, must be in the form set forth in **Exhibit B** hereto, must be delivered to the address listed below SVBS' signature block at the end of this Agreement, must be delivered to SVBS via hand delivery, messenger, overnight delivery or facsimile and shall be considered to have been validly given when actually received, except that a facsimile will be considered to have been validly given only when acknowledged in writing by SVBS (SVBS agrees that it will use its good faith effort to promptly acknowledge receipt of such facsimile). Creditor acknowledges that SVBS may not be able to respond to a Notice of Exclusive Control pursuant to section 7 above, and Creditor agrees that SVBS will not be held liable for any failure to respond to a Notice of Exclusive Control, if the Creditor does not deliver the Notice of Exclusive Control as set forth in this Section 17 or to the address listed below SVBS' signature block at the end of this Agreement.

18. Indemnification and Hold Harmless of SVBS and Clearing Broker by Customer. Customer hereby agrees to indemnify and hold harmless SVBS and Clearing Broker, and their respective affiliates and their respective directors, officers, agents and employees (each, an "Indemnified Person") against any and all claims, causes of action, liabilities, lawsuits, demands and damages (each, a "Claim") asserted by Creditor or any other party, including without limitation, any and all court costs and reasonable attorneys' fees, in any way related to or arising out of or in connection with this Agreement or any action taken or not taken pursuant hereto, including any claims arising as a result of SVBS' and Clearing Broker's adherence (or alleged failure of adherence) to the foregoing instructions including, without limitation, Claims that allegedly result from SVBS' and/or Clearing Broker's ceasing, based on this Agreement, to permit withdrawals of or from the Collateral or resulting from SVBS' and/or Clearing Broker's paying over or delivering all or any part of the Collateral pursuant to the directions of Creditor; provided that no Indemnified Person shall be entitled to be indemnified to the extent that such Claims arise from the Indemnified Person's own gross negligence or willful misconduct. Customer agrees that SVBS and/or Clearing Broker shall not be liable for delays or errors occurring by reason of circumstances beyond the control of SVBS or Clearing Broker, including, without limitation, acts of civil, military, or banking authorities, national emergencies, market disorder, labor difficulties, fire, flood or other catastrophes, acts of God, terrorism, insurrection, war, riots, failure of transportation or equipment, or failure of vendors, communication or power supply. Clearing Broker shall have no responsibility or liability under this Agreement to Customer for any acts or omissions by SVBS, its officers, employees or agents; and SVBS shall have no responsibility or liability under this Agreement to Customer for any acts or omissions by Clearing Broker, its officers, employees or agents.

19. Indemnification and Hold Harmless of SVBS and Clearing Broker by Creditor. Creditor hereby agrees to indemnify Indemnified Persons against any and all Claims asserted

by Customer or any other party (including, without limitation, any and all court costs and reasonable attorneys' fees) arising directly out of SVBS' and/or Clearing Broker's adherence or failure of adherence to Creditor's instructions in its Notice of Exclusive Control, including, without limitation, any Claim that arises directly out of SVBS' and/or Clearing Broker's ceasing, based on this Agreement, to permit withdrawals of or from the Collateral or resulting from SVBS' and/or Clearing Broker's paying over or delivering all or any part of the Collateral pursuant to Creditor's instructions in its Notice of Exclusive Control; provided, that no Indemnified Person shall be entitled to be indemnified (a) to the extent that such Claim results from an Indemnified Person's gross negligence or willful misconduct; or (b) for any special, indirect, consequential or punitive damages asserted by Customer if the waiver in Section 21 of this Agreement is enforceable. Creditor agrees that it will not hold Indemnified Persons liable for any Claim arising out of or relating to any Indemnified Person's performance or failure of performance under this Agreement other than those Claims that result directly from the acts or omissions of the Indemnified Person which are deemed gross negligence or willful misconduct by a civil court or other similar judicial body. Clearing Broker shall have no responsibility or liability under this Agreement to Creditor for any acts or omissions by SVBS, its officers, employees or agents; and SVBS shall have no responsibility or liability under this Agreement to Creditor for any acts or omissions by Clearing Broker, its officers, employees or agents.

20. Jury Trial Waiver. CUSTOMER, CREDITOR, SVBS AND CLEARING BROKER EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

21. Waiver. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT OR ANYWHERE ELSE, CUSTOMER AND CREDITOR EACH WAIVE AND AGREE THAT EACH SHALL NOT SEEK FROM SVBS, CLEARING BROKER OR CREDITOR UNDER ANY THEORY OF LIABILITY (INCLUDING WITHOUT LIMITATION ANY THEORY IN TORTS), ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES.

22. Unpaid Account Claims. Before Creditor exercises exclusive control over the Account, SVBS and/or Clearing Broker may, in the ordinary course of business, debit from the Account any unpaid Account Claims. After Creditor exercises exclusive control over the Account, if (a) funds are not available in the Account to pay SVBS and/or Clearing Broker for any Account Claims, and (b) Customer fails to pay such Account Claims within fifteen (15) Business days of SVBS' and/or Clearing Broker's written demand therefore, Creditor will pay to SVBS and/or Clearing Broker, within ten (10) Business days of a written demand by SVBS and/or Clearing Broker, any amounts owed for an Account Claim and that is not paid in full by Customer up to the amount of the proceeds received by Creditor from the Account.

23. Attorneys' Fees, Costs and Expenses. In any action or proceeding between Customer and SVBS, between Customer and Clearing Broker, between Creditor and SVBS, or between Creditor and Clearing Broker, arising out of this Agreement, the prevailing party will be entitled to recover its reasonable attorneys' fees and other costs and expenses incurred, in

addition to any other relief to which it may be entitled, whether or not a lawsuit is filed.

24. No Conflict. To the extent that the terms or conditions of this Agreement are inconsistent with the Client Agreement or any other document, instrument or agreement between SVBS, Clearing Broker and Customer, the terms and conditions of this Agreement shall prevail.

25. Successors. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and to each party's respective successors or heirs and personal representatives. The parties may assign this Agreement and any rights under the Agreement only if that party's successor or assign assume all obligations under this Agreement.

26. Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, are one Agreement.

27. Survival. Sections 15 and 18 through 25 shall survive the termination of this Agreement.

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04078

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

CUSTOMER:

EyeTel Imaging, Inc.
By ____________
Name: Brett S. Himes
Title: Chief Operating Officer

Address for Notices:
9130 Guilford Road
Columbia, MD 21046-2581
Attn: Chief Financial Officer
Telephone: 301-483-6187
Facsimile: 301-483-6168

CREDITOR:

Lighthouse Capital Partners V, L.P.
By: Lighthouse Management Partners V, L.L.C. its general partner
By ____________
Name: Thomas Conneely
Title: Vice President

Address for Notices:
500 Drakes Landing Road
Greenbrae, CA 94904
Attn: Contracts Administration
Telephone: (415) 464-5900
Facsimile: (415) 925-3387

SVBS:

SVB SECURITIES
By ____________
Name: JOHN C. SNOWDEN
Title: Operations Manager

Address for Notices:
SVB Securities
3003 Tasman Drive
Mail Sort HG250
Santa Clara, CA 95054
Attn: Operations Manager
Telephone: 408-654-7258
Facsimile: 408-496-2407

CLEARING BROKER:

ADP CLEARING & OUSOURCING SERVICES, INC.
By ____________
Name: Adam S. T. Behar
Title: General Counsel & Secretary
ADP Clearing & Outsourcing Services, Inc.
26 Broadway, 11th Floor
New York, NY 10004
Telephone (212) 747-5585
Facsimile: (212) 747-2079

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

CUSTOMER:

EyeTel Imaging, Inc.
By [signature]
Name: Brett S. Himes
Title: Chief Operating Officer

Address for Notices:
9130 Guildford Road
Columbia, MD 21046-2581
Attn: Chief Financial Officer
Telephone: 301-483-6167
Facsimile: 301-483-6168

CREDITOR:

Lighthouse Capital Partners V, L.P.
By: Lighthouse Management Partners V, L.L.C., its general partner
By [signature]
Name: Thomas Conneely
Title: Vice President

Address for Notices:
500 Drakes Landing Road
Greenbrae, CA 94904
Attn: Contracts Administration
Telephone: (415) 464-5900
Facsimile: (415) 925-3387

SVBS:

SVB SECURITIES
By [signature]
Name: JOHN C. SNOWDEN
Title: Operations Manager

Address for Notices:
SVB Securities
3003 Tasman Drive
Mail Sort HG250
Santa Clara, CA 95054
Attn: Operations Manager
Telephone: 408-654-7256
Facsimile: 408-496-2407

CLEARING BROKER:

ADP CLEARING & OUSOURCING SERVICES, INC.

By ____________________
Name: ____________________
Title: ____________________

SVB Securities
Securities Account Control Agreement
Exhibit A

1. **Account Title and Number:**

   Account Title: EyeTel Imaging, Inc.

   Account Number: [redacted]

2. **"Security Agreement" (This section to be completed by Creditor):**

   Loan and Security Agreement dated February 8, 2006

3. **Account Control Agreements Previously Executed by SVB Securities and Clearing Broker with other Parties Asserting an Interest in the Account (This Section to be completed by SVBS):**

SVB Securities
Securities Account Control Agreement
Exhibit B
Notice of Exclusive Control

To: **SVB Securities ("SVBS")**
From: ____________________ ("Creditor")
Re: ____________________ ("Customer")
Date: ____________________

Pursuant to the Securities Account Control Agreement dated ____________ ("Agreement") entered among SVBS, Clearing Broker, Customer and Creditor, Creditor hereby notifies SVBS of Creditor's exercise of Creditor's rights under the Agreement and directs SVBS to cease complying with trading instructions or any entitlement orders originated by Customer or its agents.

Creditor understands and agrees that SVBS and Clearing Broker shall have no duty or obligation whatsoever of any kind or character to determine the validity of Creditor's exercise of its rights under the Agreement or the certification above, to determine if SVBS and/or Clearing Broker is/are obligated to take further instructions from Customer, or to determine whether Creditor has a right to all or part of the Collateral. Creditor hereby agrees to indemnify and hold harmless SVBS and Clearing Broker, their respective affiliates, and their respective directors, officers, employees and agents pursuant to the terms of Section 19 of the Agreement.

Creditor agrees that upon receipt of Creditor's Notice of Exclusive Control, SVBS and Clearing Broker may exercise their rights and remedies as permitted under the Agreement.

Creditor hereby certifies that the person executing this Notice of Exclusive Control is an officer, representative or agent of Creditor authorized to act on the behalf of Creditor and to make the representations and agreements contained in this Notice of Exclusive Control.

CREDITOR: Lighthouse Capital Partners V, L.P.

By ____________________
Title: Vice President

ACKNOWLEDGED BY:
(for facsimile only)

SVB SECURITIES

By: ____________________
Name:
Title:
Date:
Time:

Account Numbers: [redacted]

Silicon Valley Bank

DEPOSIT ACCOUNT CONTROL AGREEMENT

Customer: EyeTel Imaging, Inc.

Creditor: Lighthouse Capital Partners V, L.P.

Date: ~~February 9, 2006~~ March 2, 2006

This Deposit Account Control Agreement ("Agreement") is entered into as of the above date between Silicon Valley Bank ("Bank"), Creditor identified above ("Creditor"), and Customer identified above ("Customer").

All parties agree as follows:

1. **Deposit Account**. Bank maintains one or more demand, time, savings, passbook, certificates of deposit or other similar accounts that are identified above in which Customer has an interest. The referenced account(s) is (are) subject to the Bank's Deposit Agreement Disclosure Statement, unless specifically altered by this Agreement. The parties acknowledge that the Deposit Account constitutes a "Deposit Account" within the meaning of Section 9102 of the Uniform Commercial Code of the State of California ("UCC") and Bank is a "Bank" within the meaning of Section 9102 of the UCC. The provisions of this Agreement constitute "Control" over the Deposit Account within the meaning of Section 9104 of the UCC.

2. **Security Interests**. Pursuant to a security agreement or similar agreement identified in Exhibit A hereto ("Security Agreement"), Customer has granted to Creditor a lien on and security interest in the above account(s) and in all cash, funds, items, instruments and any other amounts now or later deposited into or held therein (collectively, the "Deposit Account"). Bank acknowledges the lien on and security interest in the Deposit Account granted by Customer to Creditor. With respect to Bank's rights pursuant to Section 6 of this Agreement, Customer has granted to Bank a security interest in the Deposit Account, or Bank has a lien or right of setoff under the UCC or other laws applicable to the Deposit Account. Creditor acknowledges the Bank's lien or right of setoff on the Deposit Account under the UCC or other laws applicable to the Deposit Account and/or the security interest in the Deposit Account granted by Customer to Bank. Customer hereby ratifies and confirms the security interests and/or liens and/or rights of setoff it has granted in the Deposit Account to Bank and Creditor.

3. **Other Deposit Control Agreements.** Bank has entered into Deposit Account Control Agreements with the parties listed on Exhibit A attached hereto. Customer covenants and agrees that it will not enter into a deposit control agreement with any other party without Creditor's prior written consent. Bank agrees that it will not enter into a deposit control agreement with any other party with respect to the Deposit Account without Creditor's prior written consent

4. **Customer's Rights in Deposit Account.** For purposes of perfection under the UCC of Creditor's security interest in the Deposit Account(s), Creditor has control over the Deposit Account(s), provided that until Bank receives a Notice of Exclusive Control (as

described and set forth below), Customer will be entitled to draw items on and otherwise to withdraw or direct the disposition of funds from the Deposit Account. So long as this Agreement is in effect, Customer may not close the Deposit Account without Creditor's prior written consent. Bank may close Customer's Deposit Account in accordance with Bank's business practices and as required by applicable law. Customer will notify Creditor if Bank closes Customer's Deposit Account.

5. **Creditor's Control of Deposit Account**. Except as permitted in section 6 of this Agreement, and except as required pursuant to the terms of any other deposit account control agreement executed by Customer and/or referenced in Section 3 and Exhibit A to this Agreement, after Bank receives a Notice of Exclusive Control from Creditor and has had reasonable opportunity to comply with it, but no later than two Business Days ("Business Days" means days which Bank is open to the public for business and are measured in 24 hour increments) after the Notice of Exclusive Control has been validly given (in accordance with Section 13(B) below), Bank and Customer agree that: (a) Bank will comply only with Creditor's instructions as to the withdrawal or disposition of any funds credited to the Deposit Account, and to any other matters relating to the Deposit Account, without Customer's further consent, and (b) Bank will not comply with any instructions from Customer concerning the Deposit Account or any funds in the Deposit Account. Creditor agrees that it will not send a Notice of Exclusive Control unless it believes that it is entitled to exercise its rights as to the Deposit Account under the Security Agreement or any of the other documents executed in connection with the Security Agreement. The Notice of Exclusive Control must be in the form set forth in Exhibit B hereto and must be signed by an authorized representative of Creditor. Creditor's instructions may include the giving of stop payment orders for any items being presented to the Deposit Account for payment. Bank will be fully entitled to rely upon such instructions from Creditor even if such instructions are contrary to any instructions or demands given by Customer. Customer confirms that Bank should follow instructions from Creditor even if the result of following such instructions is that Bank dishonors items presented for payment from the Deposit Account. Customer further confirms that Bank will have no liability to Customer for wrongful dishonor of such items in following such instructions from Creditor. Bank shall have no duty to inquire or determine whether Customer's obligations to Creditor are in default, or whether the Creditor is entitled to send a Notice of Exclusive Control.

6. **Priorities of Security Interests; Rights Reserved by Bank.** Creditor agrees that nothing herein subordinates or waives, and that Bank expressly reserves, any and/or all of Bank's present and future rights (whether described as rights of setoff, banker's liens, chargeback or otherwise, and whether available to Bank under the law or under any other agreement between Bank and Customer concerning the Deposit Account) with respect to (a) items deposited to the Deposit Account and returned unpaid, whether for insufficient funds or for any other reason; (b) overdrafts on the Deposit Account; (c) automated clearing house entries; (d) any provisional credits granted by Bank to the Deposit Account; (e) claims of breach of the Uniform Commercial Code's transfer or presentment warranties made against Bank in connection with items deposited to the Deposit Account; (f) Bank's usual and customary charges for services rendered in connection with the Deposit Account; or (g) any lien arising in connection with any loan or other credit relationship between Customer and Bank, which lien shall be subject to the provisions of the Subordination/ Intercreditor Agreement identified in Exhibit A hereto. Creditor agrees that notwithstanding receipt of Creditor's Notice of Exclusive Control, subject to the terms and obligations in the Subordination/ Intercreditor Agreement listed in Exhibit A, Bank may exercise Bank's rights and remedies in connection with any liens, security interests or claims it may have in or on the Deposit Account as described in this Section 6.

7. **Statements.** At Customer's expense, Bank will send copies of all statements for the Deposit Account to Creditor at Creditor's address set forth below Creditor's signature block at the end of this Agreement. Until this Agreement is terminated, Customer authorizes Bank to disclose to Creditor at Creditor's request any information concerning Customer's Deposit Account, including but not limited to the identity of any other party with which Customer and Bank have executed deposit control agreements or similar agreements.

8. **Returned Items.** Bank will pay returned items by debiting the Deposit Account. If at any time after Creditor exercises exclusive control over the Deposit Account (a) funds are not available in the Deposit Account to cover the amount of any returned item, and (b) Customer fails to pay such amount within 15 Business Days of Bank's written demand therefor, then Creditor agrees that it will pay, within ten (10) Business Days of a written demand by Bank, any amounts owed for a returned item that is not paid in full by Customer up to the amount of the proceeds received by Creditor from the corresponding returned item.

9. **Indemnity and Hold Harmless of Bank by Customer.** Customer hereby agrees to indemnify and hold harmless Bank, its affiliates and their respective directors, officers, agents and employees (each, an "Indemnified Person") against any and all claims, causes of action, liabilities, lawsuits, demands and damages (each, a "Claim") asserted by Creditor or any other party (other than an Indemnified Person), including without limitation, any and all court costs and reasonable attorneys' fees, in any way related to or arising out of or in connection with this Agreement or any action taken or not taken pursuant hereto, including any Claims arising as a result of Bank's adherence (or alleged failure of adherence) to the foregoing instructions including, without limitation, Claims that allegedly result from Bank's ceasing, based on this Agreement, to permit withdrawals of or from the Deposit Account or the funds in the Deposit Account or resulting from Bank's paying over or delivering all or any part of the Deposit Account or the funds in the Deposit Account pursuant to the directions of Creditor; provided that no Indemnified Person shall be entitled to be indemnified to the extent that such Claims result from an Indemnified Person's gross negligence or willful misconduct. Customer will indemnify Creditor for any indemnity obligations Creditor owes to Bank under this Agreement.

10. **Indemnification and Hold Harmless of Bank by Creditor.** Creditor hereby agrees to indemnify Indemnified Persons against any and all Claims asserted by Customer or any other party (other than an Indemnified Person), including, without limitation, any and all court costs and reasonable attorneys' fees, arising directly out of Bank's adherence or failure of adherence to Creditor's instructions in its Notice of Exclusive Control, including, without limitation, any Claim that arises directly out of Bank's ceasing, based on this Agreement, to permit withdrawals of or from the Deposit Account or the funds in the Deposit Account or resulting from Bank's paying over or delivering all or any part of the Deposit Account or the funds in the Deposit Account pursuant to Creditor's instructions in its Notice of Exclusive Control; provided, that no Indemnified Person shall be entitled to be indemnified (a) to the extent that such Claim results from an Indemnified Person's gross negligence or willful misconduct; (b) for any special, indirect, consequential or punitive damages asserted by Customer if the waiver in Section 11 of this Agreement is enforceable; or (c) any Claim asserted against Bank for Bank's breach of the Subordination/Intercreditor Agreement identified in Exhibit A. Creditor agrees that it will not hold Indemnified Persons liable for any Claim arising out of or relating to any Indemnified Person's performance or failure of performance under this Agreement other than those Claims that result directly from the acts or omissions of an Indemnified Person which constitute gross negligence or willful misconduct.

11. **Waiver.** NOTWITHSTANDING ANYTHING TO THE CONTRARY

CONTAINED IN THIS AGREEMENT OR ANYWHERE ELSE, CUSTOMER WAIVES AND AGREES THAT IT SHALL NOT SEEK FROM BANK OR CREDITOR UNDER ANY THEORY OF LIABILITY (INCLUDING WITHOUT LIMITATION ANY THEORY IN TORT), ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES RELATING TO THIS AGREEMENT.

12. Amendments. This Agreement and all exhibits attached hereto may be amended only by a written agreement, signed by Bank, Creditor, and Customer.

13. Notices.

(A) Any notice, other than a Notice of Exclusive Control, or other communication provided for or allowed hereunder shall be in writing and shall be considered to have been validly given (a) when received if delivered personally (whether by messenger, hand delivery or otherwise) or by overnight delivery or by facsimile to the recipient to the address or facsimile number set forth below the signature of the applicable party hereto, or (b) 72 hours after being deposited in the United States mail, registered or certified, postage prepaid, return receipt requested, if sent to the address and addressee as set forth below the signature of the applicable party hereto. The addresses to which notices or other communications are to be given (including a Notice of Exclusive Control pursuant to subsection (B) below) may be changed from time to time by notice served as provided herein.

(B) A Notice of Exclusive Control shall be in writing, must be in the form set forth in Exhibit B hereto, must be delivered to the address listed below Bank's signature block at the end of this Agreement, must be delivered to Bank via hand delivery, messenger, overnight delivery or facsimile and shall be considered to have been validly given when actually received, except that a facsimile will be considered to have been validly given only when acknowledged in writing by Bank (Bank agrees that it will use its good faith effort to acknowledge receipt of such facsimile). Creditor acknowledges that Bank may not be able to respond to a Notice of Exclusive Control pursuant to Section 5 above, and Creditor agrees that Bank will not be held liable for any failure to respond to a Notice of Exclusive Control, if the Creditor does not deliver the Notice of Exclusive Control as set forth in this Section 13 or to the address listed below Bank's signature block at the end of this Agreement.

In accordance with the provisions of §326 of the USA PATRIOT Act, Creditor agrees that it will provide the Bank with a copy of its formation documentation when delivering a Notice of Exclusive Control,

14. Integration Provision. Except for the Subordination/Intercreditor Agreement identified in Exhibit A, this Agreement constitutes the entire agreement among Bank, Customer and Creditor with respect to Creditor's control over the Deposit Account and matters related thereto, and all prior communications, whether verbal or written, between any of the parties hereto with respect to the subject matter hereof shall be of no further effect or evidentiary value.

15. Counterparts. This Agreement may be signed in counterparts that, when signed by all parties, shall constitute one agreement.

16. Relationship of the Parties. Nothing in this Agreement shall create any agency or fiduciary relationship between Customer, Creditor and Bank.

17. Governing Law and Jurisdiction. The parties hereto agree that this Agreement shall be governed exclusively under and in accordance with the laws of the State of California. All parties hereto each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

18. Jury Trial Waiver. CUSTOMER, CREDITOR, AND BANK EACH WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, OR ANY

CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

19. Successors. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives. However, Customer may not assign this Agreement without the prior written consent of the Creditor and Bank. Creditor may assign this Agreement upon written notice to Bank; provided, that such assignee must assume in a writing all of Creditor's obligations under this Agreement. Bank may assign this Agreement upon written notice to Creditor; provided, that such assignee must assume in a writing or by law all of the Bank's obligations under this Agreement.

20. Attorneys' Fees, Costs and Expenses In any action or proceeding between Bank and any other party to this agreement, the prevailing party will be entitled to recover its reasonable attorneys' fees and other reasonable costs and expenses incurred, in addition to any other relief to which it may be entitled.

21. Termination; Survival. Creditor may terminate this Agreement by giving Bank and Customer written notice of termination; provided that, by giving such notice, Creditor acknowledges that it will thereby be confirming that, as of the termination date, it will no longer have a perfected security interest in the Deposit Account via control pursuant to this Deposit Account Control Agreement, although Creditor may continue to have a perfected security interest in the Deposit Account by other means. Bank may terminate this Agreement by giving Creditor and Customer 30 days' prior written notice of termination. Customer may only terminate this Agreement with the written consent of Creditor; provided that, by giving such notice with Creditor's written consent, both Customer and Creditor acknowledge that they will thereby be confirming that, as of the termination date, Creditor will no longer have a perfected security interest in the Deposit Account via control pursuant to this Deposit Account Control Agreement, although Creditor may continue to have a perfected security interest in the Deposit Account by other means. Subject to the foregoing, this Agreement automatically terminates when the Deposit Account closes or when Creditor notifies Bank that all obligations owed to Creditor have been paid in full and Creditor has terminated its security interest in the Deposit Account. Sections 9, 10, 11, 17, 18 and 20 shall survive the termination of this Agreement.

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BANK:

SILICON VALLEY BANK
By [signature]
Title:
Account Control Department

Address for Notices:
Silicon Valley Bank
Account Control Department
3003 Tasman Drive, Mail Sort HG180
Santa Clara, CA 95054
Telephone: 408-654-5512/408-654-3099/408-654-5506
Facsimile: 408--496-2409

CUSTOMER:

EyeTel Imaging, Inc.,
a Delaware corporation
TIN* 54-1786082

By [signature]
Name: Brett S. Himes
Title: Chief Operating Officer

Address for Notices:
9130 Guilford Road
Columbia, MD 21046-2581
Attn: Chief Financial Officer
Telephone: (301) 483-6167
Facsimile: (301) 483-6168

CREDITOR:

Lighthouse Capital Partners V, L.P.,
a Delaware limited partnership ~~corporation~~
TIN* 14-1854721
By: Lighthouse Management Partners V, L.L.C., its general partner
By [signature]
Name: Thomas Conneely
Title: Vice President

Address for Notices:
500 Drakes Landing Road
Greenbrae, CA 94904
Attn: Contracts Administration
Telephone: 415-464-5900
Facsimile: 415-925-3387

* Pursuant to §326 of the USA PATRIOT Act, the Bank is required to obtain a Tax Identification Number (TIN) from all parties to this Agreement.

COUNTER PARTY ORIGINAL
ORIGINAL HELD AT SILICON VALLEY BANK

Silicon Valley Bank
Deposit Account Control Agreement
Exhibit A

1. **"Security Agreement":**

   Loan and Security Agreement dated February 8, 2006.

2. **Deposit Account Control Agreements Previously Executed by Silicon Valley Bank with other Parties Asserting an Interest in the Deposit Account:**

   not applicable

3. **Subordination/Intercreditor Agreement(s) executed by Silicon Valley Bank and Creditor:**

   not applicable

Silicon Valley Bank
Deposit Account Control Agreement
Exhibit B
Notice of Exclusive Control

To: Silicon Valley Bank ("Bank")
From: ____________________ ("Creditor")
Re: ____________________ ("Customer")
Date: ____________________

Pursuant to the Deposit Account Control Agreement dated ____________ ("Agreement") entered among Bank, Customer and Creditor, Creditor hereby notifies Bank of Creditor's exercise of Creditor's rights under the Agreement and directs Bank to cease complying with instructions or any directions originated by Customer or its agents. Creditor hereby certifies that it is entitled to exercise its rights under the Agreement, that Creditor has a right to all or part of the funds in the Deposit Account (as defined in the Agreement).

Creditor understands and agrees that Bank shall have no duty or obligation whatsoever of any kind or character to determine the validity of Creditor's exercise of its rights under the Agreement or the certification above, to determine if Bank is obligated to take further instructions from Customer, or to determine whether Creditor has a right to all or part of the funds in the Deposit Account. Creditor hereby agrees to indemnify and hold harmless Bank, its affiliates, and their respective directors, officers, employees and agents pursuant to the terms of Section 10 of the Agreement.

Creditor agrees that, upon receipt of Creditor's Notice of Exclusive Control, Bank may exercise Bank's rights and remedies as permitted under Sections 5 and 6 of the Agreement and under any applicable laws, and may need to comply with obligations pursuant to the deposit account control agreements set forth in Exhibit A of the Agreement.

Upon execution of this Notice of Exclusive Control, Creditor must supply the Bank with a copy of their formation documentation, pursuant to §326 of the USA PATRIOT Act.

Creditor hereby certifies that the person executing this Notice of Exclusive Control is an officer, representative or agent of Creditor authorized to act on the behalf of Creditor and to make the representations and agreements contained in this Notice of Exclusive Control.

CREDITOR: ____________________

By ____________________
Title:

ACKNOWLEDGED BY: SILICON VALLEY BANK

(for facsimile only)

By: ____________________
Name:
Title:
Date:
Time:

SCHEDULE 1

DISCLOSURE SCHEDULE

DEPOSIT AND SECURITIES ACCOUNTS

	Account Information:	Contact Information for Account:
Account Number 1 (ACH Account)	Bank Name: Bank of America Address: 10320 Little Patuxent Pkwy. City, State, Zip: Columbia, MD 21044 Phone: (888) 852-5000 Fax: (410) 964-2309 Type of Account: Operating Account number: 003936614169	Contact Name: Christopher Mills Phone: (888) 852-5000 ext 1170 Fax: (410) 964-2309 E-mail: Christopher.mills@bankofamerica.com
Account Number 2	Bank Name: Bank of America Address: 10320 Little Patuxent Pkwy. City, State, Zip: Columbia, MD 21044 Phone: (888) 852-5000 Fax: (410) 964-2309 Type of Account: Savings Account number: 003936614868	Contact Name: Christopher Mills Phone: (888) 852-5000 ext 1170 Fax: (410) 964-2309 E-mail: Christopher.mills@bankofamerica.com
Account Number 3	Bank Name: Bank of America Address: 10320 Little Patuxent Pkwy. City, State, Zip: Columbia, MD 21044 Phone: (888) 852-5000 Fax: (410) 964-2309 Type of Account: Lockbox Account number: 003923040076	Contact Name: Christopher Mills Phone: (888) 852-5000 ext 1170 Fax: (410) 964-2309 E-mail: Christopher.mills@bankofamerica.com
Account Number 4	Bank Name: Address: City, State, Zip: Phone: Fax: Type of Account: Account number:	Contact Name: Phone: Fax: E-mail:

PERMITTED LIENS

EXISTING LIENS

None

SUBSIDIARIES

None

PRIOR NAMES

None

LITIGATION AND ADMINISTRATIVE PROCEEDINGS

None

BUSINESS PREMISES

	Each Location Address where Lighthouse Capital Partners has financed assets:	Landlord/Property Management Information:
Current Headquarters (Location 1)	Contact Name: Kirk Elliot Address: 9130 Guilford Road City, State, Zip: Columbia, MD 21046-2581 Phone: (301) 483-6167 Fax: (301) 483-6168	Contact Name: Cathleen Smith Company Name: Corporate Realty Management Address: 8815 Centre park Dr. #306 City, State, Zip: Columbia, MD 21045 Phone: (410) 992-7389 Fax: (410) 740-0803
Location 2	Contact Name: Kirk Elliot Company Name: Eyetel Imaging, Inc. Address: 1900 Campus Common Drive, Suite 100 City, State, Zip: Reston, VA 20191 Phone: (703) 766-6572 Fax: (703) 766-6501	Contact Name: Pramod Rahaja Company Name: Intelligent Office Address: 1900 Campus Commons Dr. Suite 100City, State, Zip: Reston, VA 20191 Phone: (703) 766-6500 Fax: (703) 766-6501
Location 3	Contact Name: Company Name: Address: City, State, Zip: Phone: Fax:	Contact Name: Company Name: Address: City, State, Zip: Phone: Fax: